                                                    Deloitte & Touche Consulting
                                                                           Group




PROJECT WASHINGTON

November 1995







          Washington               Amber               Monroe






















Deloitte Touche                                    Privileged and Confidential -
Tohmatsu                                                 For Internal Use Only
International

                             Privileged and Confidential - For Internal Use Only


PROJECT WASHINGTON
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Synergies Assumptions

- --   Projection period 1997-2006

- --   "As-is" industry model with flexibility for subsequent disaggregation

- --   Full integration of corporate and support functions

- --   Early preparation for and pursuit of nonlabor cost savings at closure

- --   Position reductions occurring over three years

- --   Costs to achieve savings incurred over first three years for separation programs

- --   Attrition, controlled hiring and voluntary separation programs for position reductions

- --   Conservative quantification approach for merger-related savings areas






Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT WASHINGTON
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                   (Aggregate)

SAVINGS BEFORE COSTS TO ACHIEVE                          SAVINGS DISTRIBUTION(1)
1997-2006 TOTAL ($ MILLIONS)

[Set forth here are charts which summarize total savings before costs to achieve, total savings distribution, and net savings after costs to achieve over the 1997-2006 period. A bar chart on the left side of the page contains one bar for each year from 1997 to 2006, representing annual savings before costs to achieve. The annual amounts are as follows, in millions of dollars: 1997: $31; 1998: $49; 1999: $71; 2000: $80; 2001: $81; 2002: $85; 2003: $89; 2004: $94;
2005: $98; 2006: $101. A pie chart on the right side of the page depicts the distribution of total savings among seven categories of savings, as follows: labor savings: 45%; corporate & administrative program savings: 20%; nonfuel purchasing economies: 8%; gas supply savings: 7%; joint dispatch savings: 10%; capacity deferral savings: 7%; fuel transportation savings: 3%. The chart on the lower left side of the page summarizes the ten-year total savings from 1997-2006, as follows (in millions of dollars): gross savings of $779; costs to achieve of $78; net savings of $701.]

(1)  Savings distribution percentages exclude costs to achieve








Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT WASHINGTON
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                 (By Component)

[Set forth here is a chart which summarizes overall 1997-2006 savings by component in nominal dollars. The progressive bar chart depicts ten-year savings, by component, as follows (in millions of dollars): labor savings: $353; corporate & administrative program savings: $155; nonfuel purchasing economies:
$60; gas supply savings: $53; fuel transportation savings: $22; capacity deferral savings: $55; joint dispatch savings: $81; unquantified financing savings; gross merger savings: $779; less costs to achieve: $78; net merger savings: $701.]




















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT WASHINGTON
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                 (By Component)

[Set forth here is a chart which summarizes overall 1997-2006 corporate programs savings by component in nominal dollars. The progressive bar chart depicts ten-year savings, by component, as follows (in millions of dollars): A&G overhead savings: $10; association dues and memberships savings: $3; benefits savings:
$9; insurance savings: $20; information services savings: $76; professional services savings: $27; shareholder services savings: $10; total corporate programs savings: $155.]





















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT WASHINGTON
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Costs to Achieve
($ Thousands)

                        1997    1998     1999     2000    2001-2006   Total
                        ----    ----     ----     ----    ---------   -----


Separation Costs       $7,644  $5,486  $12,194   $   0    $   0     $25,324

Systems Consolidation   8,500   8,500        0       0        0      17,000

Facilities Integration  2,000       0        0       0        0       2,000

Relocation              7,408       0        0       0        0       7,408

Travel- Mobile
  Transmission Crews    1,000   1,000    1,000   1,000    6,000      10,000

Internal/External
  Communications        2,000       0        0       0        0       2,000

Transition Costs        2,000       0        0       0        0       2,000

Transaction Costs(1)    3,000   3,000    3,000   3,000        0      12,000

Directors and Officers
  Liability Tail
  Coverage                665       0         0      0        0         665
                        -----   -----    ------  -----    -----      ------


Total Costs to
  Achieve             $34,217 $17,986   $16,194 $4,000   $6,000     $78,397
                      ------- -------   ------- ------   ------     -------
                      ------- -------   ------- ------   ------     -------


(1)  Amortized over four years




Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only
PROJECT WASHINGTON
- --------------------------
Board of Directors Meeting

                           POTENTIAL SYNERGIES SUMMARY
COMPARISON TO OTHER TRANSACTIONS

[Set forth here are charts which compare savings in the IES/IPC/WPL proposed transaction to other announced savings estimates in the utility industry in three areas: position reductions, nonfuel operating and maintenance savings in year 5 after transaction closure, and fuel savings in year 5 after transaction closure. Position reductions are compared on the basis of position reductions as a percentage of total company pre-merger employees. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated position reductions as follows: CE/TE: 3.4%; PPL/UPL: 11.5%; NU/PSNH:
0.9%; SCE/SDGE: 5.1%; KCPL/KGE: 5.5%; KPL/KGE: 6.6%; IPC/IPS: 5.8%; ETR/GSU: not applicable; CGE/PSI: 4.2%; IPL/PSI: 9.6%; IEL&P/IS: not applicable; CSW/EPE:
2.6%; WWP/SPR: 8.5%; MWR/IIGE: 6.0%; NSP/WEC: 10.1%; UE/CIPS: 3.4%; PSCo/SPS:
8.8%; PECO/PPL: 9.5%; BGE/PEPCO: 11.0%; PSPL/WEC: 8.7%; IES/IPC/WPL: 11.2%.  The
low position reductions across the previously announced transactions, excluding IES/IPC/WPL, is 0.9%, the average is 6.7%, and the high is 11.5%.

Nonfuel operating and maintenance savings are compared on the basis of year 5 savings as a percentage of total combined nonfuel expense in year 5 after transaction closure. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated nonfuel operating and maintenance savings as follows: CE/TE: 6.2%; PPL/UPL: 5.9%; NU/PSNH: 1.7%; SCE/SDGE: 5.2%; KCPL/KGE: 4.2%; KPL/KGE: 6.9%; IPC/IPS: 6.1%; ETR/GSU: 4.2%;
CGE/PSI: 7.2%; IPL/PSI: 13.1%; IEL&P/IS: 4.1%; CSW/EPE: 2.3%; WWP/SPR: 10.1%;
MWR/IIGE: 5.2%; NSP/WEC: 15.3%; UE/CIPS: 5.4%; PSCo/SPS: 5.0%; PECO/PPL: 9.9%;
BGE/PEPCO: 14.3%; PSPL/WEC: 9.4%; IES/IPC/WPL: 9.2%. The low nonfuel operating and maintenance savings across the previously announced transactions, excluding IES/IPC/WPL, is 0.7%, the average is 7.2%, and the high is 15.3%.

Fuel savings are compared on the basis of year 5 savings as a percentage of total combined fuel expense in year 5 after transaction closure. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated fuel savings as follows: CE/TE: 2.4%; PPL/UPL: 8.6%; NU/PSNH:
1.0%; SCE/SDGE: 0.1%; KCPL/KGE: 4.6%; KPL/KGE: 2.1%; IPC/IPS: 0.5%; ETR/GSU:
3.4%; CGE/PSI: 1.0%; IPL/PSI: 0.0%; IEL&P/IS: 4.1%; CSW/EPE: 0.1%; WWP/SPR:
0.1%; MWR/IIGE: 0.2%; NSP/WEC: 1.7%; UE/CIPS: 1.7%; PSCo/SPS: 3.8%; PECO/PPL:
0.3%; BGE/PEPCO: 0.0%; PSPL/WEC: 0.0%; IES/IPC/WPL: 2.3%. The low fuel savings across the previously announced transactions, excluding IES/IPC/WPL, is 0.0%, the average is 1.8%, and the high is 8.6%.

The sources for these comparisons are regulatory filings and Deloitte & Touche analysis.]

Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT WASHINGTON
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Transaction Comparison

[Set forth here are charts which compare savings in the IES/IPC/WPL proposed transaction to the low, average and high estimates of savings in the eight most recent announced transactions in the utility industry in three areas: position reductions, nonfuel operating and maintenance savings in year 5 after transaction closure, and fuel savings in year 5 after transaction closure. Position reductions are compared on the basis of position reductions as a percentage of total company pre-merger employees. The low position reductions across the eight most recent announced transactions, excluding IES/IPC/WPL, is 3.4%, the average is 8.2%, and the high is 11.0%. IES/IPC/WPL savings are estimated to be 11.2%.

Nonfuel operating and maintenance savings are compared on the basis of year 5 savings as a percentage of total combined nonfuel expense in year 5 after transaction closure. The low nonfuel operating and maintenance savings across the eight most recent announced transactions, excluding IES/IPC/WPL, is 5.0%, the average is 9.4%, and the high is 15.3%. IES/IPC/WPL savings are estimated to be 9.2%.

Fuel savings are compared on the basis of year 5 savings as a percentage of total combined fuel expense in year 5 after transaction closure. The low fuel savings across the eight most recent announced transactions, excluding IES/IPC/WPL, is 0.0%, the average is 1.1%, and the high is 3.8%. IES/IPC/WPL savings are estimated to be 2.3%.]





Deloitte & Touche Consulting
Group

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  MERGER LABOR ASSUMPTIONS AND RESULTS

WASHINGTON, AMBER AND MONROE POSITION:

[] Washington employee base 1/1/97               2,323
   before merger

[] Amber employee base 1/1/97 before merger        949

[] Monroe employee base 1/1/97 before merger     2,156

[] Total employee base before merger             5,428

[] Merger reductions                               609

[] Total staffing after merger                   4,819




MERGER POSITION:

[] Key reduction percentages

      [] Human Resources                           41%
      [] Executive Management                      37%
      [] Gas Operations                            28%
      [] Electrical System Technical Support       26%

[] Overall corporate support                       18%
[] Electric                                         7%
[] Gas                                             14%
[] All employees                                   11%


KEY ASSUMPTIONS:

[] The merger reductions only include those reductions that Washington, Amber and Monroe could not achieve independently. There are two types of reductions: centralized economies and avoided duplication.

[] Centralized economies occur when one company performs a function such as investor relations for all companies with very few incremental employees.

[] Avoided duplication occur when one of two identical positions or functions can be eliminated, such as payroll.

[] Reductions are phased in over three years (25% by 1997, 50% by 1998, 100% by 1999)

[] An average 20% of all savings are capitalized, using a 15% levelized revenue requirements rate



OPEN POINTS:

[] Officer validation of reduction levels


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  OVERALL LABOR ASSUMPTIONS

WASHINGTON POSITION:

[] Ending employee
   count on 10/16/95      2,325

[] Attrition and
   pre-existing
   reduction programs         2

[] Employees              2,323

[] Contractors included
   in analysis                0

[] Total FTEs included
   in analysis            2,323

[] Existing program
   reductions in effect
   before 1/1/97              0

[] Employee base before
   1/1/97 merger          2,323



KEY ASSUMPTIONS:
[] Change in employees between 10/16/95 and 1/1/97 assigned to attrition and pre-existing reduction programs


AMBER POSITION:

[] Ending employee
   count on 8/28/95         966

[] Attrition and
   pre-existing
   reduction programs         0

[] Employees                966

[] Contractors included
   in analysis                0

[] Total FTEs included
   in analysis              966

[] Existing program
   reductions in effect
   before 1/1/97             17

[] Employee base before
   1/1/97 merger            949




KEY ASSUMPTIONS:
[] Change in employees between 8/28/95 and 1/1/97 assigned to attrition and pre-existing reduction programs


MONROE POSITION:

[] Ending employee
   count on 10/12/95      2,435

[] Attrition and
   pre-existing
   reduction programs         0

[] Employees              2,435

[] Contractors included
   in analysis               72

[] Total FTEs included
   in analysis            2,507

[] Existing program
   reductions in effect
   before 1/1/97            351

[] Employee base before
   1/1/97 merger          2,156




KEY ASSUMPTIONS:
[] Change in employees between 10/12/95 and 1/1/97 assigned to attrition and pre-existing reduction programs


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  WASHINGTON LABOR ASSUMPTIONS

WASHINGTON DATA:

[] Washington initially provided a phone listing  dated 4/3/95.
   Subsequently, Washington provided the Active Employees By Organizational Units Report dated 10/16/95 from which detailed employee data was obtained. Employees were aligned into Mercer benchmarking categories. Washington personnel reviewed the preliminary alignment. The alignment was modified based on their suggestions and resubmitted for their review.

[] The headcount as of 10/16/95 was adjusted to reflect the departure of David Ellestad and his secretary. Per Dan Doyle, they are no longer on the Washington payroll.




WASHINGTON INITIATIVE OVERVIEW:

[] No initiatives are in process for existing operations


EXISTING OPERATIONS INITIATIVES:

[] No initiatives are in process for existing  operations

















OPEN ISSUES:

[] Officer review and validation of functional alignments



Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  AMBER LABOR ASSUMPTIONS

AMBER DATA:

[] Amber provided the Employees By Department Report dated 8/28/95 from which detailed employee data was obtained. Salary data was obtained from the Employee Pay Rates Report dated 9/13/95. Employees were aligned into Mercer benchmarking categories. Amber personnel reviewed the preliminary alignment. The alignment was modified based on their suggestions and resubmitted for their review.





AMBER INITIATIVE OVERVIEW:

[] Headcounts were adjusted to reflect reduction initiatives in place that would be in effect by the completion of the merger.
   The reductions will result from current process redesign efforts.

[] The information was provided by Mike Chase.

EXISTING OPERATIONS INITIATIVES:

[] Amber initiatives for existing operations include reductions in the following functional areas:

      [] Customer Service, Marketing, &
         Sales                              14


      [] Electric Transmission and
         Distribution                        3





OPEN ISSUES:

[] Officer review and validation of functional alignments



Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  MONROE LABOR ASSUMPTIONS

MONROE DATA:

[] Monroe provided the Labor Costs/Budget Report dated 10/12/95 from which employee data by functional department was obtained. Employees were aligned into Mercer benchmarking categories. Monroe personnel reviewed the preliminary alignment. The alignment was modified based on their suggestions and resubmitted for their review.










MONROE INITIATIVE OVERVIEW:

[] Headcounts were adjusted to reflect reduction initiatives in place that would be in effect by the completion of the merger. The reductions will result from current process redesign efforts. The number of employees affected is an average based on the range provided by Monroe.

[] The information was provided by Larry Root and Rick Gabbianelli.

EXISTING OPERATIONS INITIATIVES:

[] Monroe initiatives for existing operations include reductions in the following functional areas:

   [] Customer Service, Marketing, &
      Sales                                  36
   [] Electric Transmission and
      Distribution                          158
   [] Power Supply and Production
      (Nuclear)                             135
   [] Finance, Accounting and
      Planning                               18
   [] Legal                                   4

   These reductions are based on a distribution of estimated reductions supplied by Larry Root.

OPEN ISSUES:

[] Officer review and validation of functional alignments

[] Officer validation of premerger reduction initiatives



Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  ADMINISTRATIVE AND GENERAL OVERHEAD

WASHINGTON POSITION:

[] Based on internal data, Washington's administrative expense totaled approximately $2.86MM in 1994. Variable administrative expense were approximately $1.44MM. Variable cost per corporate and administrative employee totaled $1,505.

AMBER POSITION:

[] Based on external data, Amber's administrative expense totaled approximately $1.65MM in 1994. Variable administrative expense were estimated at $0.515MM. Variable cost per corporate and administrative employee totaled $1,453.

MONROE POSITION:

[] Based on internal data, Monroe's administrative expense totaled approximately $10.91MM in 1994. Variable administrative expense were estimated at $3.4MM. Variable cost per corporate and administrative employee totaled $4,927.



SAVINGS ($000):

                                   1997   1997-2006
                                   ----   ---------

[] Capital                           $0          $0
[] O&M - Expense                   $260     $10,040
[] O&M - Revenue Requirements        $0          $0
                                     --          --
[] O&M - Total                     $260     $10,040


RATIONALE FOR SAVINGS:

[] Variable administrative costs vary with the level of personnel.
   Examples of variable costs include office supplies, telephone expenses and business expenses. Administrative overhead will be eliminated as corporate personnel are reduced.


BASIS FOR CALCULATION:

[] The variable administrative cost per corporate and administrative employee for the combined company totaled
   $2,675. This figure was multiplied by the number of corporate personnel reductions (329) to estimated savings
[] Savings are synchronized with personnel reductions

KEY ASSUMPTIONS:

[] Similar costs are captured in the internal data for Washington and Monroe.
[] Amber and Monroe's variable portion of A&G expense are near industry average of 30%

OPEN POINTS:

[] Amber's analysis is based on external data.



Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  ASSOCIATION DUES AND MEMBERSHIPS

WASHINGTON POSITION:

[] Washington's 1994 association dues were $398,599, including approximately $212,644 EEI dues.

AMBER POSITION:

[] Amber's 1994 association dues were $190,905, including approximately
   $103,619 EEI dues.





MONROE POSITION:

[] Monroe's 1994 association dues were $639,579, including approximately
   $205,700 EEI dues.



SAVINGS ($000):                     1997   1997-2006
                                    ----   ---------

[] Capital                            $0          $0
[] O&M - Expense                    $269      $3,079
[] O&M - Revenue Requirements         $0          $0
                                      --          --
[] O&M - Total                      $268      $3,079

RATIONALE FOR SAVINGS:

[] The combined company will be able to save on dues to shared associations and memberships


BASIS FOR CALCULATION:

[] Savings are generated through a 20% reduction in the combined company's association dues.

[] Formula for EEI dues alone provides $164,052 of savings annually


KEY ASSUMPTIONS:

[] Overlapping dues and memberships


OPEN POINTS:

[] External data only provided



Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  BENEFITS

WASHINGTON POSITION:

[] Washington's 1994 benefits were estimated at $20.2 million (including $5.5 million OPEB). Washington offers an array of comprehensive insurance plans including health, dental, vision, life, and disability. Administrative fees were estimated at $732,000.






AMBER POSITION:

[] Amber's 1994 benefits were estimated at $8.3 million (no OPEB).
   Amber offers an array of comprehensive insurance plans including medical and life (no dental). Administrative fees were estimated at $475,000.



MONROE POSITION:

[] Monroe's 1994 benefits were estimated at $22.2 million (including $7 million OPEB). Monroe offers an array of comprehensive insurance plans including health, dental, and disability. Administrative fees were estimated at $717,000.




SAVINGS ($000):                     1997   1997-2006
                                    ----   ---------

[] Capital                          $197      $2,257
[] O&M - Expense                    $591      $6,771
[] O&M - Revenue Requirements        $30      $1,780
                                     ---      ------
[] O&M - Total                      $621      $8,551


RATIONALE FOR SAVINGS:

[] Cost savings result from increased purchasing power in negotiating the cost of comprehensive benefit plans, and from the elimination of duplicate administrative fees.


BASIS FOR CALCULATION:

[] Administrative fees were calculate as 6% of combined pension and health costs for all three companies. Twenty-five percent of these costs were were reduced as administrative fee savings. In addition, 1% of health costs (less administrative fees) was reduced to determine the combination of plans under one administrator. Twenty-five percent of savings were capitalized using an annual revenue requirements rate.

KEY ASSUMPTIONS:
[] Washington is not expected to recognize any pension expense between 1997 and 2006.


OPEN POINTS:

[] None



Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  INSURANCE

WASHINGTON POSITION:

[] 1995 projected costs include $1.68 million of non-nuclear property insurance, $3.25 million on excess liability and $0.43 million on directors and officers liability insurance.

AMBER POSITION:

[] 1995 projected costs include $0.72 million of property insurance, $0.69 million on excess liability and $148,050 on directors and officers liability insurance.

MONROE POSITION:

[] 1995 projected costs include $0.84 million of non-nuclear property insurance, $0.77 million on excess liability and $238,725 on directors and officers liability insurance.

RATIONALE FOR SAVINGS:

[] The combined company will be able to extend its insurance with its carriers over a larger asset and loss experience base which will reduce its overall cost. Combination of the insurance programs will also provide an opportunity to reassess needed coverage levels and related deductibles based on the loss experience and risk profile of the combined company.

BASIS FOR CALCULATION:

[] Insurance savings were estimated as 20% of the combined companies property insurance, 15% of the combined companies excess liability insurance and 75% of Amber and Monroe's director and officers liability insurance.



KEY ASSUMPTIONS:

[] Total insurance program to be administered as a combined
   company rather than as three separate entities.
[] Combination of each insurance coverage with a single broker.



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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS ($000):                     1997   1997-2006
                                    ----   ---------

[] Capital                            $0          $0
[] O&M - Expense                  $1,744     $19,997
[] O&M - Revenue Requirements         $0          $0
                                      --          --
[] O&M - Total                    $1,744     $19,997


OPEN POINTS:

[] Lack of coverages, deductibles and carrier information




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



    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  PROFESSIONAL SERVICES


WASHINGTON POSITION:

[] 1992-1994 audit fees averaged $326,333. Average legal fees from 1992-1994 equaled $248,333. Costs for General Consulting from 1992-1994 averaged $70,933. Other professional fees from 1992-1994 averaged $10.38MM.
   Other professional fees includes Financial/Tax, Regulatory, Computer/Systems and Environmental Services.

AMBER POSITION:

[] From 1992-1994 audit fees averaged $243,479. Legal fees from 1992-1994 averaged $859,650. Average General Consulting costs from 1992-1994 were $117,552. Other professional fees from 1992-1994 averaged $1.32MM. Other professional services includes Regulatory, Demand Side Management and Environmental services

MONROE POSITION:

[] Audit fees from 1992-1994 averaged $487,785. Legal fees from 1992-1994 averaged $940,311. General Consulting fees averaged $1.79MM from 1992-1994. Other professional fees from 1992-1994 averaged $12.65MM. This includes Financial/Tax, Computer/System, Nuclear, Demand Side Management and Environmental services.


RATIONALE FOR SAVINGS:

[] The combined company will consolidate and reduce professional services activities through economies of scope and elimination of duplicate services and increased utilization of a broader and deeper skill base. Audit savings are similar, with additional audit services (e.g., bond insurance letters, pension plan audit, stock issuance) reduced as a result of duplication. Similar legal expenditures (regulatory and corporate) and general consulting services can be reduced due to redundancy and duplication.

BASIS FOR CALCULATION:

[] It is estimated that the audit fees for the new company will be $750,000. Also there will be a 10% savings of the combined legal and environmental services cost. General consulting and DSM services (non-program related) will also be reduced. Twenty-six percent of all professional services savings were capitalized.



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



    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS ($000):                     1997   1997-2006
                                    ----   ---------

[] Capital                          $467      $5,351
[] O&M - Expense                   2,022     $23,179
[] O&M - Revenue Requirements         70      $4,219
                                      --      ------
[] O&M - Total                    $2,092     $27,398

KEY ASSUMPTIONS:

[] Purchasing economies result from increased size of the combined company (e.g., Audit)
[] Similar types of consulting assistance required (e.g., restructuring, market and competitive analysis).


OPEN POINTS:

[] Correct categorization of costs



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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  MIS OPERATING COSTS

WASHINGTON POSITION:

[] 1996 PC software maintenance cost totaled $448,331 (based on internal data).
[] 1996 software maintenance cost totaled $608,489 (based on internal data).
[] PC maintenance cost per corporate employee was $366 which was assumed to be the same for all three entities

AMBER POSITION:

[] 1996 PC software cost was estimated as $149,444 (based on Ambers cost being 50% of Monroe's)
[] 1996 software maintenance cost was estimated as $196,030 (based on Amber's cost being 50% of Monroe).

MONROE POSITION:

[] 1996 PC software cost was estimated as $298,887 (based on Monroe's cost being 67% of Washington).
[] 1996 software maintenance cost totaled $392,060 (based on internal data).
[] Number of PCs per corporate employee was 0.56, which was assumed to be the same for all three entities.


RATIONALE FOR SAVINGS:

[] Cost savings will result from the elimination of redundant spending on software, licenses, leases and maintenance contracts, as well as reduced PC purchases.


BASIS FOR CALCULATION:

[] Operating costs will be reduced by 75% of Monroe's contract with EDS, starting in 2000.
[] Software maintenance cost will be reduced by 75% of Monroe's and 100% of Amber's costs
[] PC software costs will be reduced by 75% of Monroe's and 100%
   of Amber's costs
[] Offsite recovery cost savings totaling 75% of Washington's costs
[] Leased personal computers reduced in proportion to corporate and administrative personnel reduction. (PC maintenance and lease cost, times number of PCs per employee times number of corporate reductions).

KEY ASSUMPTIONS:

[] PC leased cost per corporate employee totaled $1,000 (based on industry average)



Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----




SAVINGS ($000):                     1997   1997-2006
                                    ----   ---------

[] Capital                            $0          $0
[] O&M - Expense                  $1,167     $33,831
[] O&M - Revenue Requirements     $    0     $     0
                                  ------     -------
[] O&M - Total                    $1,167     $33,831


OPEN POINTS:

[] Further analysis of platforms used by each company



Deloitte & Touche Consulting
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



    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  MIS (CAPITAL)

WASHINGTON POSITION:

[] Washington has several relatively new systems which could be expanded to handle the combined companies' requirements.

AMBER POSITION:

[] Amber has several relatively  new systems which could be expanded to handle the combined companies' requirements.
[] Accounts payable system will be avoided, which totaled $0.4MM in 1997

MONROE POSITION:

[] Monroe has several relatively new systems which  could be expanded to handle the combined companies' requirements.
[] Customer Information System which totaled $20MM and Work Management System which totaled $3MM will be avoided



SAVINGS (1997 $000):                1997   1997-2006
                                    ----   ---------

[] Capital                       $11,900     $23,400
[] O&M - Expense                      $0          $0
[] O&M - Revenue Requirements     $2,380     $42,120
                                 -------     -------
[] O&M - Total                    $2,380     $42,120

RATIONALE FOR SAVINGS:

[] Capital savings will result from the elimination of certain systems in the future

BASIS FOR CALCULATION:

[] Avoid Amber's Financial Planning System in 1996 for a total of
   $400K
[] Monroe's Customer Information System totaling $20MM ($10MM in
   1997 and 1998) and Work Management System totaling $3MM
   ($1.5MM in 1997 and 1998) will be avoided.

KEY ASSUMPTIONS:

[] Systems in place or near development completion are adequate.
[] Existing parallel system development efforts would be
   discontinued.
[] Avoided CIS and WMS costs based on packaged systems with minimal customization, consistent with Washington's I/S strategy.

OPEN POINTS:

[] None



Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  SHAREHOLDER SERVICES

WASHINGTON POSITION:

[] 1994 shareholder expenses totaled $1.2 million.
   There were an estimated 38,625 shareholders during 1994.

AMBER POSITION:

[] 1994 shareholder expenses totaled $607,580.
   There were an estimated 16,256 shareholders during 1994.





MONROE POSITION:

[] 1994 shareholder expenses totaled $385,321.
   There were an estimated 32,565 shareholders during 1994.



SAVINGS ($000):                  1997   1997-2006
                                 ----   ---------

[] Capital                         $0          $0
[] O&M - Expense                 $853      $9,776
[] O&M - Revenue Requirements    $  0      $    0
                                 ----      ------
[] O&M - Total                   $853      $9,776


RATIONALE FOR SAVINGS:

[] Cost savings will result through the elimination of duplicative shareholder related activities (annual meetings and annual reports) and a reduction in the total cost of processing shareholder transactions.

BASIS FOR CALCULATION:

[] Perform a regression analysis of shareholder cost per shareholder vs. number of shareholder for the industry.
   Savings is equal to the difference between the cost per shareholder of the combined company vs. the cost per shareholder of the three companies combined on a stand-alone basis.

KEY ASSUMPTIONS:

[] Cost per shareholder declines as incremental shareholders are added to the combined company.

OPEN POINTS:

[] Public data was used for all three companies

[] Monroe's shareholder expense per shareholder is low.



Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  PROCUREMENT AND INVENTORY

WASHINGTON POSITION:

[] 1994 average inventory approximately equaled $14.165 million. Non-inventory purchases approximately equaled $14.165 million, and inventory purchases totaled $22.947 million. Washington's non-inventory turnover was estimated to be 1.0 (based on Monroe's internal data) and the inventory turnover is 1.62 (based on Washington's internal data).

AMBER POSITION:

[] 1994 average inventory approximately equaled $4.895 million.
   Non-inventory purchases approximately equaled $4.895 million, and inventory purchases totaled $6.413 million. Amber's non-inventory turn was estimated to be 0.85 (based on Monroe's internal data) and the inventory turnover was 1.31 (based on the average of Monroe and Washington).

MONROE POSITION:

[] 1994 average inventory approximately equaled $14.691 million. Non-inventory purchases approximately equaled $12.549 million, and inventory purchases totaled $14.542 million. Monroe's non-inventory turnover of 0.85 and inventory turnover of 1.0.


RATIONALE FOR SAVINGS:

[] Savings will be realized based on an increase in standardization, resulting in increased purchasing power and vendor consolidation. A combined entity would also realize a one-time inventory reduction due to inventory duplication.


BASIS FOR CALCULATION:

[] 1994 average inventory balances for all three entities were combined and reduced by 5%. 1994 procurement figures were combined and reduced by 5%. One hundred percent of the inventory savings and 53.8% of procurement savings were capitalized.


KEY ASSUMPTIONS:

[] Historical procurement is indicative of future levels.

[] Equipment standards design comparable for shared usage.



Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS ($000):                   1997   1997-2006
                                  ----   ---------

[] Capital                      $3,828     $24,589
[] O&M - Expense                $1,984     $22,745
[] O&M - Revenue Requirements   $  574     $20,700
                                ------     -------
[] O&M - Total                  $2,558     $43,445

OPEN POINTS:

[] Ability to combine warehouses.



Deloitte & Touche Consulting
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



    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  CONTRACT SERVICES

WASHINGTON POSITION:

[] 1992-1994 contract services averaged approximately $9.59 million of which $2.6 million related to tree trimming. Other contract services which include engineering, field related, power plant related, construction and contract labor services averaged $6.99 million from 1992-1994.


AMBER POSITION:

[] 1992-1994 contract services, excluding tree trimming, engineering services, averaged $102,525. Amber also spends $2MM annually on tree trimming per Mike Chase


MONROE POSITION:

[] 1992-1994 contract services averaged approximately $47.33 million of which $3.75 million related to tree trimming. Other contract services which include engineering, field related, power plant related, construction and contract labor services averaged $43.5 million from 1992-1994.



SAVINGS ($000):                   1997   1997-2006
                                  ----   ---------

[] Capital                      $1,193     $13,677
[] O&M - Expense                   494       5,668
[] O&M - Revenue Requirements   $  179     $10,784
                                ------     -------
[] O&M - Total                  $  673     $16,453

RATIONALE FOR SAVINGS:

[] Cost savings will occur due to increased leverage in negotiating services from similar vendors. Savings opportunities exists due to the contiguity of the service territories and similar regional providers of services.


BASIS FOR CALCULATION:

[] Savings are calculated by taking 10% of the combined company's tree trimming costs and 10% of Washington and Amber's other contractor costs.


KEY ASSUMPTIONS:

[] Existing contractors use or potential mix relatively consistent due to proximity of service territory




OPEN POINTS:

[] Monroe's contract services costs are high relative to Amber and Washington, primarily due to temporary plant contractor level increases.


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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  FUEL TRANSPORTATION

WASHINGTON POSITION:

[] Washington relies exclusively on low BTU coal from Wyoming and Montana
[] 5 MM tons are shipped on the BN and about 2.5 MM tons are shipped on the CNW system
[] Rail contracts extend through 1999

AMBER POSITION:

[] 500,000 tons of low BTU coal are shipped over the BN; contract expires in 1998
[] 50,000 tons of medium BTU coal are from Colorado or Southern Pacific
[] These contracts expire in 1998




RATIONALE FOR SAVINGS:

[] Significant increase in leverage after existing contracts expired
[] Greater purchasing power available to extend to all companies for volumes not under contracts and for volumes in which contracts have expired

BASIS FOR CALCULATION:

[] After 1998, Amber's 500,000 tons over the BN expires;
   therefore, $2/ton BN savings gives $1 MM per year savings from 1999 onward exclude savings from current renegotiation efforts.
[] 25 CENTS/ton savings on Washington's CNW contract, which expires in 1999, give $625K reduction from 2000 onward
[] Monroe's BGS volumes, not under contract, receive savings of 25 CENTS/ton for $375 K savings per year. Also, two CNW contracts are expiring in 1997, therefore, 50 CENTS/ton savings were taken on each, yielding a $400 K and $250 K per year savings from 1998 onward


Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MONROE POSITION:

[] Rules exclusively on low BTU coal from Wyoming and Montana
[] 4.5 MM tons shipped to BGS and OGS over BN (3 MM tons have contracts through or after 2001 and 1.5 MM tons do not have long-term contracts) [] 1 MM+ tons shipped under CNW contract expire at the end of 1998


SAVINGS ($000):                    1997  1997-2006
                                   ----  ---------

[] Capital                           $0         $0
[] O&M - Expense                   $375    $21,975
[] O&M - Revenue Requirements      $  0    $     0
                                   ----    -------
[] O&M - Total                     $375    $21,975

KEY ASSUMPTIONS:

[] $2/ton BN savings for Amber BN volumes
[] 25CENTS/ton savings for Washington's BN volumes and Monroe's
   BGS volumes
[] Washington's purchasing power can be extended to Monroe's CNW contracts
[] No procurement and inventory savings because supply diversity is not enhanced and increased volumes don't indicate lower price procurement costs would result


OPEN POINTS:

[] None



Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  CAPACITY DEFERRAL

WASHINGTON POSITION:

[] Planned addition of 83 Mw CT in 1998
[] Further CT additions in 2001, 2003 and 2005




AMBER POSITION:

[] Surplus capacity until purchases expire in 2001
[] Surplus begins at 185 Mw in 1997 and diminishes to 122 Mw in 2000
[] Surplus can be used to offset Washington and Monroe deficits

MONROE POSITION:

[] Minor capacity deficits in 1997 to 2000
[] Significant capacity deficits from 2000 forward
[] No planned resource additions





RATIONALE FOR SAVINGS:

[] Apply Amber surplus to Washington/Monroe deficit
[] Reduce combined capacity requirement to reflect diversity benefit of approximately 100 Mw

BASIS FOR CALCULATION:

[] Permanent elimination of one 83 Mw peaker in 1998
[] Avoided short-term purchase of 17 Mw, 76 Mw, 55 Mw and 140 Mw in
   1997 to 2000 as Amber surplus is used
[] Ongoing avoided short-term purchases of approximately 20 Mw per year



KEY ASSUMPTIONS:

[] Washington and Monroe would cover capacity deficits stand-alone
[] Savings are from bid capacity purchases, not construction
[] Amber CT construction costs of $350/kw
[] Short-term purchase costs of $25/kw/year escalating at 7% annually
[] Peak load diversity of 1.8%


Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----




SAVINGS ($000):                  1997  1997-2006
                                 ----  ---------

[] Capital                         $0         $0
[] O&M - Expense                 $425    $54,832
[] O&M - Revenue Requirements    $  0    $     0
                                 ----    -------
[] O&M - Total                   $425    $54,832


OPEN POINTS:
[] None


Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  JOINT DISPATCH

WASHINGTON POSITION:

[] Approx. 2,195 MW of Capacity (assumes addition of two gas turbines at SFDL, similar to SFDL #3, and no long-term firm purchases), with variable costs per MWh ranging from $10-$155 Capacity Average = $24.16; Generation Average = $14.70
[] Summer Peak of 2,002 MW and Winter Peak of 1,787 MW

AMBER POSITION:

[] Approx. 1,300 MW of Capacity (including 280 MW of long-term firm purchases), with variable costs per MWh ranging from $8-$82
   Capacity Average = $31.56; Generation Average = $13.82
[] Summer Peak of 932 MW and Winter Peak of 768 MW


RATIONALE FOR SAVINGS:

[] Joint dispatch of all three systems would allow for lowest combined system incremental cost per MWh to be dispatched based on interconnection capabilities
[] Savings represent the differential between stand-alone incremental generation costs and merged incremental costs (i.e. lambda differential)


BASIS FOR CALCULATION:

[] Using 1994 load and plant data for each company, 36 sample days were selected to be run through a simulated hourly dispatch (via a proprietary dispatch model) on both stand-alone and combined bases
[] Using standard deviation analysis, a distribution curve was generated to extrapolate a full year based on the sample results


Deloitte & Touche Consulting
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


    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MONROE POSITION:

[] Approx. 2,000 MW of Capacity (including 276 MW of long-term firm purchases), with variable costs per MWh ranging from $9-$70.42
   Capacity Average  = $28.82; Generation  Average = $11.48
[] Summer Peak of 1,773 MW and Winter Peak of 1,519 MW








SAVINGS ($000):                   1997   1997-2006
                                  ----   ---------

[] Capital                          $0          $0
[] O&M - Expense                $5,402     $81,014
[] O&M - Revenue Requirements   $    0     $     0
                                ------     -------
[] O&M - Total                  $5,402     $81,014


KEY ASSUMPTIONS:

[] The model relies primarily on data available from FERC Forms 1 and 714, with adjustments as provided by the companies
[] Assumed construction of 150 MW Nelson Dewey to East Dubuque interconnection built by end of 1998 (dispatch savings offset by 15% annual fixed charge on $6.3 million capital investment - already removed from savings figure) instead of wheeling through Dairyland (as in 1997 and 1998)
[] Only long-term firm purchases were included in the dispatch
[] No per-plant emissions costs were included
[] Outage rates were constrained by a 3% minimum and 20% maximum


OPEN POINTS:

[] Potential impacts of market forces (i.e. short-term non-firm purchases);
   combined dispatch savings may already be capturable on the short-term economy market;
[] Historical data may not be a good proxy for future operation of generation, particularly for plants which were not dispatched much in the historical year;


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



    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS AREA:  GAS SUPPLY

WASHINGTON POSITION:

[] Maintains long-term firm transportation with Northern Natural Gas
   NSP/Viking, and ANR Pipeline Company. Gas is procured (29,733 MDth) from over 50 suppliers with contracts staggered through 2003.
   An additional 8,536 MDth is transported for other parties.
   Also maintains contract storage of 94 MDth/day with ANR and Northern.

AMBER POSITION:

[] Maintains long-term firm transportation with Northern Natural Gas and Natural Gas Pipeline Company. Gas is procured (8,794 MDth) from 10 suppliers. An additional 24,499 MDth is transported for other parties. Owns 1,224,000 gallons (19,100 Mcf/day) of LPG storage at its Albert Lea, Clinton, and Mason City sites for peaking use.

MONROE POSITION:

[] Maintains long-term firm transportation with Northern Natural Gas, Natural
   Gas Pipeline Company, and ANR Pipeline Company.  Gas is procured (29,320
   MDth) from 9 suppliers through a combination of base load and no-notice contracts staggered through 2003. An additional 8867 MDth is transported for other parties. Owns 276,500 gallons (6,800 Mcf/day) of LPG storage at Grinnell, Burlington, and Washington for peaking use. Also maintains contract storage of 105MDth with ANR, NNG, and NGPL.

RATIONALE FOR SAVINGS:

[] Cost savings result from the maximization of underutilized assets, smoothing of seasonal volumes, economies of scale with gas suppliers, reduction of reserve margins, and elimination of redundant contracts.

BASIS FOR CALCULATION:

[] Gas supply savings were calculated based on savings identified in similar merger transactions. Savings due to decontracting, reducing margins, and stabilizing loads were added to savings from purchasing economies to determine total savings.


KEY ASSUMPTIONS:

[] Size of combined firm warrants reductions in margins and underutilized assets.

[] Similar peak periods could result in more stable combined loads.

[] Negotiation with transporters and suppliers


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----




SAVINGS ($000):                     1997  1997 - 2006
                                    ----  -----------

[] Capital                            $0           $0
[] O&M - Expense                  $4,478      $53,000
[] O&M - Revenue Requirements     $    0      $     0
                                  ------      -------
[] O&M - Total                    $4,478      $53,000

OPEN POINTS:

[] None


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  COSTS TO ACHIEVE

WASHINGTON POSITION:

[] Not applicable


AMBER POSITION:

[] Not applicable


MONROE POSITION:

[] Not applicable


RATIONALE FOR SAVINGS:

[] Merger savings in some instances require a certain level of out of pocket expense to be achieved.


BASIS FOR CALCULATION:

[] Number of personnel for voluntary separation equals total number of reductions less 1% attrition in areas affected by reduction.
[] Voluntary separation - phased in over three years. $7.64MM in 1997, $5.49MM in 1998 and $12.19MM in 1999. Assumes 40 early retirements at $100K, with remaining reductions through voluntary separation. Voluntary separation packages includes nine months' pay with medical benefits over the same time period.
[] Relocation - $7.41MM incurred in 1997. Assumes 10% of corporate and administrative personnel of combined company will be relocated at a cost of $40,000 per employee.
[] Transition cost - $2MM in 1997 for external assistance to facilitate integration of individual entities.
[] Systems consolidation/telecommunications - $17MM in 1997-1998 to integrate phone, data, facsimile communications and write-off of redundant systems and digitize Ambers infrastructure..
[] Facilities integration - $2.0MM in 1997 includes filed office and corporate facility closure costs.


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS ($000):                     1997  1997-2006
                                    ----  ---------

[] Capital                            $0         $0
[] O&M - Expense                 $34,217    $78,397
[] O&M - Revenue Requirements    $     0    $     0
                                 -------    -------
[] O&M - Total                   $34,217    $78,397




[] Internal/External Communication - $2.0MM  to educate customers, employees regarding  combination
[] D&O tail coverage - $0.67MM, or 1.5 times annual D&O premium of
   Monroe and Amber's in 1997
[] Transaction costs - $10MM bankers fees, $2MM legal fees -
   amortized over four years.
[] Travel - Mobile transmission crews - $1MM in 1997-2006

KEY ASSUMPTIONS:

[] Reductions will occur through attrition, controlled hiring, early retirement and voluntary separation programs

[] One percent non-retirement attrition rates for all three companies

OPEN POINTS:

[] None


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


WASHINGTON STAFFING ADJUSTMENTS

- ---------------------------------------------------------------------------------------------------
                                                       WASHINGTON     STAND-ALONE      ADJUSTED
STAFFING BY FUNCTIONAL AREA                              TOTAL         PRE-MERGER     WASHINGTON
                                                                      INITIATIVES        TOTAL
- ---------------------------------------------------------------------------------------------------

Customer Service/Marketing                                     418        ---                  418

Human Resources                                                 44        ---                   44

Finance/Accounting                                              65        ---                   65

Information Services                                           126        ---                  126

External Relations                                              10        ---                   10

Legal                                                            2        ---                    2

Administrative & Support                                       187        ---                  187

Executive Management                                            18        ---                   18


Power Supply & Production                                      485        ---                  485

Electric Transmission & Distribution                           661        ---                  661

Electric System Technical Support                               88        ---                   88

Gas Transmission & Distribution                                199        ---                  199
Gas Operations                                                  20        ---                   20


TOTAL                                                        2,323        ---                2,323


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


AMBER STAFFING ADJUSTMENTS



- ---------------------------------------------------------------------------------------------------
                                                         AMBER        STAND-ALONE      ADJUSTED
STAFFING BY FUNCTIONAL AREA                              TOTAL         PRE-MERGER     AMBER TOTAL
                                                                      INITIATIVES
- ---------------------------------------------------------------------------------------------------

Customer Service/Marketing                                     168         14                  154

Human Resources                                                 15        ---                   15

Finance/Accounting                                              45        ---                   45

Information Services                                            27        ---                   27

External Relations                                               3        ---                    3

Legal                                                            3        ---                    3

Administrative & Support                                        65        ---                   65

Executive Management                                            14        ---                   14


Power Supply & Production                                      156        ---                  156

Electric Transmission & Distribution                           365         3                   362

Electric System Technical Support                               23        ---                   23

Gas Transmission & Distribution                                 78        ---                   78

Gas Operations                                                   4        ---                    4


TOTAL                                                          966         17                  949


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MONROE STAFFING ADJUSTMENTS


- ---------------------------------------------------------------------------------------------------
                                                         MONROE       STAND-ALONE      ADJUSTED
STAFFING BY FUNCTIONAL AREA                              TOTAL         PRE-MERGER    MONROE TOTAL
                                                                      INITIATIVES
- ---------------------------------------------------------------------------------------------------

Customer Service/Marketing                                     316         36                  280

Human Resources                                                 39        ---                   39

Finance/Accounting                                              95         18                   77

Information Services                                            79        ---                   79

External Relations                                               3        ---                    3

Legal                                                           15         4                    11

Administrative & Support                                       148        ---                  148

Executive Management                                            19        ---                   19


Power Supply & Production                                      928        135                  793

Electric Transmission & Distribution                           638        158                  480


Electric System Technical Support                               75        ---                   75

Gas Transmission & Distribution                                137        ---                  137

Gas Operations                                                  15        ---                   15


TOTAL                                                        2,507        351                2,156


Deloitte & Touche Consulting
                  Group
                  ----------

    PROJECT WASHINGTON
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MERGER REDUCTIONS


- --------------------------------------------------------------------------------------------------------------
                              WASHINGTON    AMBER       MONROE     OVERALL     M&A     REDUCTION   NEWCO TOTAL
        STAFFING BY            ADJUSTED    ADJUSTED    ADJUSTED    ADJUSTED   REDUC-    AS % OF
      FUNCTIONAL AREA           TOTAL       TOTAL       TOTAL       TOTAL      TION     FUNCTION
- --------------------------------------------------------------------------------------------------------------

Customer Service/Marketing       418         154         280         852       123          14.4%      729

Human Resources                   44          15          39          98        40          40.8%      58

Finance/Accounting                65          45          77         187        43          23.0%      144

Information Services             126          27          79         232        32          13.8%      200

External Relations                10          3           3           16        4           25.0%      12

Legal                             2           3           11          16        4           25.0%      12

Administrative & Support         187          65         148         400        64          16.0%      336

Executive Management              18          14          19          51        19          37.3%      32


Power Supply & Production        485         156         793        1,434       40           2.8%     1,394

Electric Transmission &          661         362         480        1,503      129           8.6%     1,374
Distribution

Electric System Technical         88          23          75         186        49          26.3%      137
Support

Gas Transmission &               199          78         137         414        51          12.3%      363
Distribution

Gas Operations                    20          4           15          39        11          28.2%      28

TOTAL                           2,323        949        2,156       5,428      609          11.2%     4,819


Deloitte & Touche Consulting
                  Group
                  ----------

                                                    Deloitte & Touche Consulting
                                                                           Group




PROJECT MONROE

November 1995







          Washington               Amber               Monroe






















Deloitte Touche                                    Privileged and Confidential -
Tohmatsu                                                 For Internal Use Only
International

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting



                              OVERVIEW OF SYNERGIES

Synergies Usage



                                  Cost Savings


     Financial                     Regulatory          Operational


     Valuation                   Savings Sharing       Integration
                                                       Targets

















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting

                              OVERVIEW OF SYNERGIES



                    Created        Directly related to merger
                    Savings        -- "But For"


Savings
Categories          Enabled        Indirectly related to merger
                    Savings        -- "Unlocked"




                    Developed      Unrelated to merger
                    Savings        -- "On Your Own"
















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                              OVERVIEW OF SYNERGIES

Principal Focus

                                        Duplication Avoidance
                    Created             Economies of Scale
                    Savings             Expenditure Avoidance
                                        Operational Efficiency


                                        Skill Transfer
Savings             Enabled             Practices Adoption
Categories          Savings             Philosophy Modification



                                        Organizational Streamlining
                    Developed           Work Reduction
                    Savings             Performance Realignment
                                        Contractual Arrangements












Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                              OVERVIEW OF SYNERGIES



                                Merger Synergies
                                   Categories

Corporate and                                                  Capacity Deferral
Support Labor

     Corporate Programs                      Fuel Transportation

          Nonfuel Purchasing            Joint Dispatch
          Economies

                                   Gas Supply
















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                              OVERVIEW OF SYNERGIES


                                        Quantification Approach
                              ------------------------------------

                              Direct         Transaction
Savings Area                  Analysis       Comparison   Judgment
- ------------                  ------------------------------------


Corporate and Support Labor      X                __          __

Corporate Programs               X                __          __

Nonfuel Purchasing Economies     __               X           __

Gas Supply                       __               __          X

Joint Dispatch                   X                __          __

Fuel Transportation              __               X           __

Capacity Deferral                X                __          __



                                        X Primary   __ Secondary






Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                              OVERVIEW OF SYNERGIES


                                  Merger Costs
                                   Categories


Employee Programs                                              Transaction Costs

     Systems Consolidation                        Transition Costs

          Infrastructure                     Internal/External
                                             Communications



















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Synergies Assumptions

- --   Projection period 1997-2006

- --   "As-is" industry model with flexibility for subsequent disaggregation

- --   Full integration of corporate and support functions

- --   Early preparation for and pursuit of nonlabor cost savings at closure

- --   Position reductions occurring over three years

- --   Costs to achieve savings incurred over first three years for separation programs

- --   Attrition, controlled hiring and voluntary separation programs for position reductions

- --   Conservative quantification approach for merger-related savings areas








Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting
                                                                   ------------
                                                                   Illustrative
                           POTENTIAL SYNERGIES SUMMARY             ------------

Operating Structure - Registered Holding Company

                                      NewCo

                                                      Corporate
Nonregulated   Washington    Amber    Monroe          Services

Business  Generation  Transmission  Delivery  Retail  Legal
Units                                                 Human Resources
               Technical Support                      Communications
                                                      Marketing                Corporate
                                                      Purchasing               Support
                                                      Financing & Accounting
                                                      Information Services
                                                      Rates & Regulatory
                                                      Affairs
                                                      Support Services

          Materials  Trans-    Engineer-   Construc-
          Manage-    porta-    ing         tion
          ment and   tion      Services    Services
          Stores     Services  and
                               Support

                      Main-     Customer
                      tenance   Services
                      Services


     State Offices       External Affairs







Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                   (Aggregate)

SAVINGS BEFORE COSTS TO ACHIEVE                          SAVINGS DISTRIBUTION(1)
1997-2006 TOTAL ($ MILLIONS)

[Set forth here are charts which summarize total savings before costs to achieve, total savings distribution, and net savings after costs to achieve over the 1997-2006 period. A bar chart on the left side of the page contains one bar for each year from 1997 to 2006, representing annual savings before costs to achieve. The annual amounts are as follows, in millions of dollars: 1997: $31; 1998: $49; 1999: $71; 2000: $80; 2001: $81; 2002: $85; 2003: $89; 2004: $94;
2005: $98; 2006: $101. A pie chart on the right side of the page depicts the distribution of total savings among seven categories of savings, as follows: labor savings: 45%; corporate & administrative program savings: 20%; nonfuel purchasing economies: 8%; gas supply savings: 7%; joint dispatch savings: 10%; capacity deferral savings: 7%; fuel transportation savings: 3%. The chart on the lower left side of the page summarizes the ten-year total savings from 1997-2006, as follows (in millions of dollars): gross savings of $779; costs to achieve of $78; net savings of $701.]

(1)  Savings distribution percentages exclude costs to achieve








Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                 (By Component)

[Set forth here is a chart which summarizes overall 1997-2006 savings by component in nominal dollars. The progressive bar chart depicts ten-year savings, by component, as follows (in millions of dollars): labor savings: $353; corporate & administrative program savings: $155; nonfuel purchasing economies:
$60; gas supply savings: $53; fuel transportation savings: $22; capacity deferral savings: $55; joint dispatch savings: $81; unquantified financing savings; gross merger savings: $779; less costs to achieve: $78; net merger savings: $701.]




















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                 (By Component)

[Set forth here is a chart which summarizes overall 1997-2006 corporate programs savings by component in nominal dollars. The progressive bar chart depicts ten-year savings, by component, as follows (in millions of dollars): A&G overhead savings: $10; association dues and memberships savings: $3; benefits savings:
$9; insurance savings: $20; information services savings: $76; professional services savings: $27; shareholder services savings: $10; total corporate programs savings: $155.]





















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Costs to Achieve
($ Thousands)

                        1997    1998     1999     2000    2001-2006   Total
                        ----    ----     ----     ----    ---------   -----

Separation Costs       $7,644  $5,486  $12,194   $   0    $   0     $25,324

Systems Consolidation   8,500   8,500        0       0        0      17,000

Facilities Integration  2,000       0        0       0        0       2,000

Relocation              7,408       0        0       0        0       7,408

Travel- Mobile
  Transmission Crews    1,000   1,000    1,000   1,000    6,000      10,000

Internal/External
  Communications        2,000       0        0       0        0       2,000

Transition Costs        2,000       0        0       0        0       2,000

Transaction Costs(1)    3,000   3,000    3,000   3,000        0      12,000

Directors and Officers
  Liability Tail
  Coverage                665       0         0      0        0         665
                        -----   -----    ------  -----    -----      ------

Total Costs to
  Achieve             $34,217 $17,986   $16,194 $4,000   $6,000     $78,397
                      ------- -------   ------- ------   ------     -------
                      ------- -------   ------- ------   ------     -------



(1)  Amortized over four years




Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only
PROJECT MONROE
- --------------------------
Board of Directors Meeting

                           POTENTIAL SYNERGIES SUMMARY
COMPARISON TO OTHER TRANSACTIONS

[Set forth here are charts which compare savings in the IES/IPC/WPL proposed transaction to other announced savings estimates in the utility industry in three areas: position reductions, nonfuel operating and maintenance savings in year 5 after transaction closure, and fuel savings in year 5 after transaction closure. Position reductions are compared on the basis of position reductions as a percentage of total company pre-merger employees. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated position reductions as follows: CE/TE: 3.4%; PPL/UPL: 11.5%; NU/PSNH:
0.9%; SCE/SDGE: 5.1%; KCPL/KGE: 5.5%; KPL/KGE: 6.6%; IPC/IPS: 5.8%; ETR/GSU: not applicable; CGE/PSI: 4.2%; IPL/PSI: 9.6%; IEL&P/IS: not applicable; CSW/EPE:
2.6%; WWP/SPR: 8.5%; MWR/IIGE: 6.0%; NSP/WEC: 10.1%; UE/CIPS: 3.4%; PSCo/SPS:
8.8%; PECO/PPL: 9.5%; BGE/PEPCO: 11.0%; PSPL/WEC: 8.7%; IES/IPC/WPL: 11.2%.  The
low position reductions across the previously announced transactions, excluding IES/IPC/WPL, is 0.9%, the average is 6.7%, and the high is 11.5%.

Nonfuel operating and maintenance savings are compared on the basis of year 5 savings as a percentage of total combined nonfuel expense in year 5 after transaction closure. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated nonfuel operating and maintenance savings as follows: CE/TE: 6.2%; PPL/UPL: 5.9%; NU/PSNH: 1.7%; SCE/SDGE: 5.2%; KCPL/KGE: 4.2%; KPL/KGE: 6.9%; IPC/IPS: 6.1%; ETR/GSU: 4.2%;
CGE/PSI: 7.2%; IPL/PSI: 13.1%; IEL&P/IS: 4.1%; CSW/EPE: 2.3%; WWP/SPR: 10.1%;
MWR/IIGE: 5.2%; NSP/WEC: 15.3%; UE/CIPS: 5.4%; PSCo/SPS: 5.0%; PECO/PPL: 9.9%;
BGE/PEPCO: 14.3%; PSPL/WEC: 9.4%; IES/IPC/WPL: 9.2%. The low nonfuel operating and maintenance savings across the previously announced transactions, excluding IES/IPC/WPL, is 0.7%, the average is 7.2%, and the high is 15.3%.

Fuel savings are compared on the basis of year 5 savings as a percentage of total combined fuel expense in year 5 after transaction closure. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated fuel savings as follows: CE/TE: 2.4%; PPL/UPL: 8.6%; NU/PSNH:
1.0%; SCE/SDGE: 0.1%; KCPL/KGE: 4.6%; KPL/KGE: 2.1%; IPC/IPS: 0.5%; ETR/GSU:
3.4%; CGE/PSI: 1.0%; IPL/PSI: 0.0%; IEL&P/IS: 4.1%; CSW/EPE: 0.1%; WWP/SPR:
0.1%; MWR/IIGE: 0.2%; NSP/WEC: 1.7%; UE/CIPS: 1.7%; PSCo/SPS: 3.8%; PECO/PPL:
0.3%; BGE/PEPCO: 0.0%; PSPL/WEC: 0.0%; IES/IPC/WPL: 2.3%. The low fuel savings across the previously announced transactions, excluding IES/IPC/WPL, is 0.0%, the average is 1.8%, and the high is 8.6%.

The sources for these comparisons are regulatory filings and Deloitte & Touche analysis.]

Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT MONROE
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Transaction Comparison

[Set forth here are charts which compare savings in the IES/IPC/WPL proposed transaction to the low, average and high estimates of savings in the eight most recent announced transactions in the utility industry in three areas: position reductions, nonfuel operating and maintenance savings in year 5 after transaction closure, and fuel savings in year 5 after transaction closure. Position reductions are compared on the basis of position reductions as a percentage of total company pre-merger employees. The low position reductions across the eight most recent announced transactions, excluding IES/IPC/WPL, is 3.4%, the average is 8.2%, and the high is 11.0%. IES/IPC/WPL savings are estimated to be 11.2%.

Nonfuel operating and maintenance savings are compared on the basis of year 5 savings as a percentage of total combined nonfuel expense in year 5 after transaction closure. The low nonfuel operating and maintenance savings across the eight most recent announced transactions, excluding IES/IPC/WPL, is 5.0%, the average is 9.4%, and the high is 15.3%. IES/IPC/WPL savings are estimated to be 9.2%.

Fuel savings are compared on the basis of year 5 savings as a percentage of total combined fuel expense in year 5 after transaction closure. The low fuel savings across the eight most recent announced transactions, excluding IES/IPC/WPL, is 0.0%, the average is 1.1%, and the high is 3.8%. IES/IPC/WPL savings are estimated to be 2.3%.]





Deloitte & Touche Consulting
Group

       PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  MERGER LABOR ASSUMPTIONS AND RESULTS

WASHINGTON, AMBER AND MONROE POSITION:

[] Washington employee base 1/1/97               2,323
   before merger

[] Amber employee base 1/1/97 before merger        949

[] Monroe employee base 1/1/97 before merger     2,156

[] Total employee base before merger             5,428

[] Merger reductions                               609

[] Total staffing after merger                   4,819




MERGER POSITION:

[] Key reduction percentages

      [] Human Resources                           41%
      [] Executive Management                      37%
      [] Gas Operations                            28%
      [] Electrical System Technical Support       26%

[] Overall corporate support                       18%
[] Electric                                         7%
[] Gas                                             14%
[] All employees                                   11%


KEY ASSUMPTIONS:

[] The merger reductions only include those reductions that Washington, Amber and Monroe could not achieve independently. There are two types of reductions: centralized economies and avoided duplication.

[] Centralized economies occur when one company performs a function such as investor relations for all companies with very few incremental employees.

[] Avoided duplication occur when one of two identical positions or functions can be eliminated, such as payroll.

[] Reductions are phased in over three years (25% by 1997, 50% by 1998, 100% by 1999)

[] An average 20% of all savings are capitalized, using a 15% levelized revenue requirements rate



OPEN POINTS:

[] Officer validation of reduction levels


Deloitte & Touche Consulting
                  Group
                  ----------

       PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  OVERALL LABOR ASSUMPTIONS

WASHINGTON POSITION:

[] Ending employee
   count on 10/16/95      2,325

[] Attrition and
   pre-existing
   reduction programs         2

[] Employees              2,323

[] Contractors included
   in analysis                0

[] Total FTEs included
   in analysis            2,323

[] Existing program
   reductions in effect
   before 1/1/97              0

[] Employee base before
   1/1/97 merger          2,323



KEY ASSUMPTIONS:

[] Change in employees between 10/16/95 and 1/1/97 assigned to attrition and pre-existing reduction programs


AMBER POSITION:

[] Ending employee
   count on 8/28/95         966

[] Attrition and
   pre-existing
   reduction programs         0

[] Employees                966

[] Contractors included
   in analysis                0

[] Total FTEs included
   in analysis              966

[] Existing program
   reductions in effect
   before 1/1/97             17

[] Employee base before
   1/1/97 merger            949




KEY ASSUMPTIONS:

[] Change in employees between 8/28/95 and 1/1/97 assigned to attrition and pre-existing reduction programs


MONROE POSITION:

[] Ending employee
   count on 10/12/95      2,435

[] Attrition and
   pre-existing
   reduction programs         0

[] Employees              2,435

[] Contractors included
   in analysis               72

[] Total FTEs included
   in analysis            2,507

[] Existing program
   reductions in effect
   before 1/1/97            351

[] Employee base before
   1/1/97 merger          2,156




KEY ASSUMPTIONS:

[] Change in employees between 10/12/95 and 1/1/97 assigned to attrition and pre-existing reduction programs


Deloitte & Touche Consulting
                  Group
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


       PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  WASHINGTON LABOR ASSUMPTIONS

WASHINGTON DATA:

[] Washington initially provided a phone listing  dated 4/3/95.
   Subsequently, Washington provided the Active Employees By Organizational Units Report dated 10/16/95 from which detailed employee data was obtained. Employees were aligned into Mercer benchmarking categories. Washington personnel reviewed the preliminary alignment. The alignment was modified based on their suggestions and resubmitted for their review.

[] The headcount as of 10/16/95 was adjusted to reflect the departure of David Ellestad and his secretary. Per Dan Doyle, they are no longer on the Washington payroll.




WASHINGTON INITIATIVE OVERVIEW:

[] No initiatives are in process for existing operations


EXISTING OPERATIONS INITIATIVES:

[] No initiatives are in process for existing  operations

















OPEN ISSUES:

[] Officer review and validation of functional alignments



Deloitte & Touche Consulting
                  Group
                  ----------

       PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  AMBER LABOR ASSUMPTIONS

AMBER DATA:

[] Amber provided the Employees By Department Report dated 8/28/95 from which detailed employee data was obtained. Salary data was obtained from the Employee Pay Rates Report dated 9/13/95. Employees were aligned into Mercer benchmarking categories. Amber personnel reviewed the preliminary alignment. The alignment was modified based on their suggestions and resubmitted for their review.





AMBER INITIATIVE OVERVIEW:

[] Headcounts were adjusted to reflect reduction initiatives in place that would be in effect by the completion of the merger.
   The reductions will result from current process redesign efforts.

[] The information was provided by Mike Chase.

EXISTING OPERATIONS INITIATIVES:

[] Amber initiatives for existing operations include reductions in the following functional areas:

      [] Customer Service, Marketing, &
         Sales                              14


      [] Electric Transmission and
         Distribution                        3





OPEN ISSUES:

[] Officer review and validation of functional alignments



Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  MONROE LABOR ASSUMPTIONS

MONROE DATA:

[] Monroe provided the Labor Costs/Budget Report dated 10/12/95 from which employee data by functional department was obtained. Employees were aligned into Mercer benchmarking categories. Monroe personnel reviewed the preliminary alignment. The alignment was modified based on their suggestions and resubmitted for their review.










MONROE INITIATIVE OVERVIEW:

[] Headcounts were adjusted to reflect reduction initiatives in place that would be in effect by the completion of the merger. The reductions will result from current process redesign efforts. The number of employees affected is an average based on the range provided by Monroe.

[] The information was provided by Larry Root and Rick Gabbianelli.

EXISTING OPERATIONS INITIATIVES:

[] Monroe initiatives for existing operations include reductions in the following functional areas:

   [] Customer Service, Marketing, &
      Sales                                  36
   [] Electric Transmission and
      Distribution                          158
   [] Power Supply and Production
      (Nuclear)                             135
   [] Finance, Accounting and
      Planning                               18
   [] Legal                                   4

   These reductions are based on a distribution of estimated reductions supplied by Larry Root.

OPEN ISSUES:

[] Officer review and validation of functional alignments

[] Officer validation of premerger reduction initiatives



Deloitte & Touche Consulting
                  Group
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



        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  ADMINISTRATIVE AND GENERAL OVERHEAD

WASHINGTON POSITION:

[] Based on internal data, Washington's administrative expense totaled approximately $2.86MM in 1994. Variable administrative expense were approximately $1.44MM. Variable cost per corporate and administrative employee totaled $1,505.

AMBER POSITION:

[] Based on external data, Amber's administrative expense totaled approximately $1.65MM in 1994. Variable administrative expense were estimated at $0.515MM. Variable cost per corporate and administrative employee totaled $1,453.

MONROE POSITION:

[] Based on internal data, Monroe's administrative expense totaled approximately $10.91MM in 1994. Variable administrative expense were estimated at $3.4MM. Variable cost per corporate and administrative employee totaled $4,927.



SAVINGS ($000):                    1997   1997-2006
- --------------                     ----   ---------

[] Capital                           $0          $0
[] O&M - Expense                   $260     $10,040
[] O&M - Revenue Requirements        $0          $0
                                     --          --
[] O&M - Total                     $260     $10,040


RATIONALE FOR SAVINGS:

[] Variable administrative costs vary with the level of personnel.
   Examples of variable costs include office supplies, telephone expenses and business expenses. Administrative overhead will be eliminated as corporate personnel are reduced.


BASIS FOR CALCULATION:

[] The variable administrative cost per corporate and administrative employee for the combined company totaled
   $2,675. This figure was multiplied by the number of corporate personnel reductions (329) to estimated savings
[] Savings are synchronized with personnel reductions

KEY ASSUMPTIONS:

[] Similar costs are captured in the internal data for Washington and Monroe.
[] Amber and Monroe's variable portion of A&G expense are near industry average of 30%

OPEN POINTS:

[] Amber's analysis is based on external data.



Deloitte & Touche Consulting
                  Group
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



        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  ASSOCIATION DUES AND MEMBERSHIPS

WASHINGTON POSITION:

[] Washington's 1994 association dues were $398,599, including approximately $212,644 EEI dues.

AMBER POSITION:

[] Amber's 1994 association dues were $190,905, including approximately
   $103,619 EEI dues.





MONROE POSITION:

[] Monroe's 1994 association dues were $639,579, including approximately
   $205,700 EEI dues.



SAVINGS ($000):                     1997   1997-2006
- --------------                      ----   ---------

[] Capital                            $0          $0
[] O&M - Expense                    $269      $3,079
[] O&M - Revenue Requirements         $0          $0
                                      --          --
[] O&M - Total                      $268      $3,079

RATIONALE FOR SAVINGS:

[] The combined company will be able to save on dues to shared associations and memberships


BASIS FOR CALCULATION:

[] Savings are generated through a 20% reduction in the combined company's association dues.

[] Formula for EEI dues alone provides $164,052 of savings annually

KEY ASSUMPTIONS:

[] Overlapping dues and memberships


OPEN POINTS:

[]] External data only provided



Deloitte & Touche Consulting
                  Group
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


        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  BENEFITS

WASHINGTON POSITION:

[] Washington's 1994 benefits were estimated at $20.2 million (including $5.5 million OPEB). Washington offers an array of comprehensive insurance plans including health, dental, vision, life, and disability. Administrative fees were estimated at $732,000.






AMBER POSITION:

[] Amber's 1994 benefits were estimated at $8.3 million (no OPEB).
   Amber offers an array of comprehensive insurance plans including medical and life (no dental). Administrative fees were estimated at $475,000.



MONROE POSITION:

[] Monroe's 1994 benefits were estimated at $22.2 million (including $7 million OPEB). Monroe offers an array of comprehensive insurance plans including health, dental, and disability. Administrative fees were estimated at $717,000.




SAVINGS ($000):                     1997   1997-2006
- --------------                      ----   ---------

[] Capital                          $197      $2,257
[] O&M - Expense                    $591      $6,771
[] O&M - Revenue Requirements        $30      $1,780
                                     ---      ------
[] O&M - Total                      $621      $8,551


RATIONALE FOR SAVINGS:

[] Cost savings result from increased purchasing power in negotiating the cost of comprehensive benefit plans, and from the elimination of duplicate administrative fees.


BASIS FOR CALCULATION:

[] Administrative fees were calculate as 6% of combined pension and health costs for all three companies. Twenty-five percent of these costs were were reduced as administrative fee savings. In addition, 1% of health costs (less administrative fees) was reduced to determine the combination of plans under one administrator. Twenty-five percent of savings were capitalized using an annual revenue requirements rate.

KEY ASSUMPTIONS:

[] Washington is not expected to recognize any pension expense between 1997 and 2006.


OPEN POINTS:

[] None



Deloitte & Touche Consulting
                  Group
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


        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  INSURANCE

WASHINGTON POSITION:

[] 1995 projected costs include $1.68 million of non-nuclear property insurance, $3.25 million on excess liability and $0.43 million on directors and officers liability insurance.

AMBER POSITION:

[] 1995 projected costs include $0.72 million of property insurance, $0.69 million on excess liability and $148,050 on directors and officers liability insurance.

MONROE POSITION:

[] 1995 projected costs include $0.84 million of non-nuclear property insurance, $0.77 million on excess liability and $238,725 on directors and officers liability insurance.

RATIONALE FOR SAVINGS:

[] The combined company will be able to extend its insurance with its carriers over a larger asset and loss experience base which will reduce its overall cost. Combination of the insurance programs will also provide an opportunity to reassess needed coverage levels and related deductibles based on the loss experience and risk profile of the combined company.

BASIS FOR CALCULATION:

[] Insurance savings were estimated as 20% of the combined companies property insurance, 15% of the combined companies excess liability insurance and 75% of Amber and Monroe's director and officers liability insurance.



KEY ASSUMPTIONS:

[] Total insurance program to be administered as a combined
   company rather than as three separate entities.
[] Combination of each insurance coverage with a single broker.



Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS ($000):                     1997   1997-2006
- --------------                      ----   ---------

[] Capital                            $0          $0
[] O&M - Expense                  $1,744     $19,997
[] O&M - Revenue Requirements         $0          $0
                                      --          --
[] O&M - Total                    $1,744     $19,997


OPEN POINTS:

[] Lack of coverages, deductibles and carrier information




Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  PROFESSIONAL SERVICES


WASHINGTON POSITION:

[] 1992-1994 audit fees averaged $326,333. Average legal fees from 1992-1994 equaled $248,333. Costs for General Consulting from 1992-1994 averaged $70,933. Other professional fees from 1992-1994 averaged $10.38MM.
   Other professional fees includes Financial/Tax, Regulatory, Computer/Systems and Environmental Services.

AMBER POSITION:

[] From 1992-1994 audit fees averaged $243,479. Legal fees from 1992-1994 averaged $859,650. Average General Consulting costs from 1992-1994 were $117,552. Other professional fees from 1992-1994 averaged $1.32MM. Other professional services includes Regulatory, Demand Side Management and Environmental services

MONROE POSITION:

[] Audit fees from 1992-1994 averaged $487,785. Legal fees from 1992-1994 averaged $940,311. General Consulting fees averaged $1.79MM from 1992-1994. Other professional fees from 1992-1994 averaged $12.65MM. This includes Financial/Tax, Computer/System, Nuclear, Demand Side Management and Environmental services.


RATIONALE FOR SAVINGS:

[] The combined company will consolidate and reduce professional services activities through economies of scope and elimination of duplicate services and increased utilization of a broader and deeper skill base. Audit savings are similar, with additional audit services (e.g., bond insurance letters, pension plan audit, stock issuance) reduced as a result of duplication. Similar legal expenditures (regulatory and corporate) and general consulting services can be reduced due to redundancy and duplication.

BASIS FOR CALCULATION:

[] It is estimated that the audit fees for the new company will be $750,000. Also there will be a 10% savings of the combined legal and environmental services cost. General consulting and DSM services (non-program related) will also be reduced. Twenty-six percent of all professional services savings were capitalized.



Deloitte & Touche Consulting
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



        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS ($000):                     1997   1997-2006
- ---------------                     ----   ---------

[] Capital                          $467      $5,351
[] O&M - Expense                   2,022     $23,179
[] O&M - Revenue Requirements         70      $4,219
                                      --      ------
[] O&M - Total                    $2,092     $27,398

KEY ASSUMPTIONS:

[] Purchasing economies result from increased size of the combined company (e.g., Audit)
[] Similar types of consulting assistance required (e.g., restructuring, market and competitive analysis).


OPEN POINTS:

[] Correct categorization of costs



Deloitte & Touche Consulting
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


        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  MIS OPERATING COSTS

WASHINGTON POSITION:

[] 1996 PC software maintenance cost totaled $448,331 (based on internal data).
[] 1996 software maintenance cost totaled $608,489 (based on internal data).
[] PC maintenance cost per corporate employee was $366 which was assumed to be the same for all three entities

AMBER POSITION:

[] 1996 PC software cost was estimated as $149,444 (based on Ambers cost being 50% of Monroe's)
[] 1996 software maintenance cost was estimated as $196,030 (based on Amber's cost being 50% of Monroe).

MONROE POSITION:

[] 1996 PC software cost was estimated as $298,887 (based on Monroe's cost being 67% of Washington).
[] 1996 software maintenance cost totaled $392,060 (based on internal data).
[] Number of PCs per corporate employee was 0.56, which was assumed to be the same for all three entities.


RATIONALE FOR SAVINGS:

[] Cost savings will result from the elimination of redundant spending on software, licenses, leases and maintenance contracts, as well as reduced PC purchases.


BASIS FOR CALCULATION:

[] Operating costs will be reduced by 75% of Monroe's contract with EDS, starting in 2000.
[] Software maintenance cost will be reduced by 75% of Monroe's and 100% of Amber's costs
[] PC software costs will be reduced by 75% of Monroe's and 100%
   of Amber's costs
[] Offsite recovery cost savings totaling 75% of Washington's costs
[] Leased personal computers reduced in proportion to corporate and administrative personnel reduction. (PC maintenance and lease cost, times number of PCs per employee times number of corporate reductions).

KEY ASSUMPTIONS:

[] PC leased cost per corporate employee totaled $1,000 (based on industry average)



Deloitte & Touche Consulting
                  Group
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


        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----




SAVINGS ($000):                     1997   1997-2006
                                    ----   ---------

[] Capital                            $0          $0
[] O&M - Expense                  $1,167     $33,831
[] O&M - Revenue Requirements     $    0     $     0
                                  ------     -------
[] O&M - Total                    $1,167     $33,831


OPEN POINTS:

[] Further analysis of platforms used by each company



Deloitte & Touche Consulting
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



        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  MIS (CAPITAL)

WASHINGTON POSITION:

[] Washington has several relatively new systems which could be expanded to handle the combined companies' requirements.

AMBER POSITION:

[] Amber has several relatively  new systems which could be expanded to handle the combined companies' requirements.
[] Accounts payable system will be avoided, which totaled $0.4MM in 1997

MONROE POSITION:

[] Monroe has several relatively new systems which  could be expanded to handle the combined companies' requirements.
[] Customer Information System which totaled $20MM and Work Management System which totaled $3MM will be avoided



SAVINGS (1997 $000):                1997   1997-2006
                                    ----   ---------

[] Capital                       $11,900     $23,400
[] O&M - Expense                      $0          $0
[] O&M - Revenue Requirements     $2,380     $42,120
                                 -------     -------
[] O&M - Total                    $2,380     $42,120

RATIONALE FOR SAVINGS:

[] Capital savings will result from the elimination of certain systems in the future

BASIS FOR CALCULATION:

[] Avoid Amber's Financial Planning System in 1996 for a total of
   $400K
[] Monroe's Customer Information System totaling $20MM ($10MM in
   1997 and 1998) and Work Management System totaling $3MM
   ($1.5MM in 1997 and 1998) will be avoided.

KEY ASSUMPTIONS:

[] Systems in place or near development completion are adequate.
[] Existing parallel system development efforts would be
   discontinued.
[] Avoided CIS and WMS costs based on packaged systems with minimal customization, consistent with Washington's I/S strategy.

OPEN POINTS:

[] None



Deloitte & Touche Consulting
                  Group
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


        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  SHAREHOLDER SERVICES

WASHINGTON POSITION:

[] 1994 shareholder expenses totaled $1.2 million.
   There were an estimated 38,625 shareholders during 1994.

AMBER POSITION:

[] 1994 shareholder expenses totaled $607,580.
   There were an estimated 16,256 shareholders during 1994.





MONROE POSITION:

[] 1994 shareholder expenses totaled $385,321.
   There were an estimated 32,565 shareholders during 1994.



SAVINGS ($000):                  1997   1997-2006
                                 ----   ---------

[] Capital                         $0          $0
[] O&M - Expense                 $853      $9,776
[] O&M - Revenue Requirements    $  0      $    0
                                 ----      ------
[] O&M - Total                   $853      $9,776


RATIONALE FOR SAVINGS:

[] Cost savings will result through the elimination of duplicative shareholder related activities (annual meetings and annual reports) and a reduction in the total cost of processing shareholder transactions.

BASIS FOR CALCULATION:

[] Perform a regression analysis of shareholder cost per shareholder vs. number of shareholder for the industry.
   Savings is equal to the difference between the cost per shareholder of the combined company vs. the cost per shareholder of the three companies combined on a stand-alone basis.

KEY ASSUMPTIONS:

[] Cost per shareholder declines as incremental shareholders are added to the combined company.

OPEN POINTS:

[] Public data was used for all three companies

[] Monroe's shareholder expense per shareholder is low.



Deloitte & Touche Consulting
                  Group
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


        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  PROCUREMENT AND INVENTORY

WASHINGTON POSITION:

[] 1994 average inventory approximately equaled $14.165 million. Non-inventory purchases approximately equaled $14.165 million, and inventory purchases totaled $22.947 million. Washington's non-inventory turnover was estimated to be 1.0 (based on Monroe's internal data) and the inventory turnover is 1.62 (based on Washington's internal data).

AMBER POSITION:

[] 1994 average inventory approximately equaled $4.895 million.
   Non-inventory purchases approximately equaled $4.895 million, and inventory purchases totaled $6.413 million. Amber's non-inventory turn was estimated to be 0.85 (based on Monroe's internal data) and the inventory turnover was 1.31 (based on the average of Monroe and Washington).

MONROE POSITION:

[] 1994 average inventory approximately equaled $14.691 million. Non-inventory purchases approximately equaled $12.549 million, and inventory purchases totaled $14.542 million. Monroe's non-inventory turnover of 0.85 and inventory turnover of 1.0.


RATIONALE FOR SAVINGS:

[] Savings will be realized based on an increase in standardization, resulting in increased purchasing power and vendor consolidation. A combined entity would also realize a one-time inventory reduction due to inventory duplication.


BASIS FOR CALCULATION:

[] 1994 average inventory balances for all three entities were combined and reduced by 5%. 1994 procurement figures were combined and reduced by 5%. One hundred percent of the inventory savings and 53.8% of procurement savings were capitalized.


KEY ASSUMPTIONS:

[] Historical procurement is indicative of future levels.

[] Equipment standards design comparable for shared usage.



Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS ($000):                   1997   1997-2006
                                  ----   ---------

[] Capital                      $3,828     $24,589
[] O&M - Expense                $1,984     $22,745
[] O&M - Revenue Requirements   $  574     $20,700
                                ------     -------
[] O&M - Total                  $2,558     $43,445

OPEN POINTS:

[] Ability to combine warehouses.



Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----

SAVINGS AREA:  CONTRACT SERVICES

WASHINGTON POSITION:

[] 1992-1994 contract services averaged approximately $9.59 million of which $2.6 million related to tree trimming. Other contract services which include engineering, field related, power plant related, construction and contract labor services averaged $6.99 million from 1992-1994.


AMBER POSITION:

[] 1992-1994 contract services, excluding tree trimming, engineering services, averaged $102,525. Amber also spends $2MM annually on tree trimming per Mike Chase


MONROE POSITION:

[] 1992-1994 contract services averaged approximately $47.33 million of which $3.75 million related to tree trimming. Other contract services which include engineering, field related, power plant related, construction and contract labor services averaged $43.5 million from 1992-1994.



SAVINGS ($000):                   1997   1997-2006
                                  ----   ---------

[] Capital                      $1,193     $13,677
[] O&M - Expense                   494       5,668
[] O&M - Revenue Requirements   $  179     $10,784
                                ------     -------
[] O&M - Total                  $  673     $16,453

RATIONALE FOR SAVINGS:

[] Cost savings will occur due to increased leverage in negotiating services from similar vendors. Savings opportunities exists due to the contiguity of the service territories and similar regional providers of services.


BASIS FOR CALCULATION:

[] Savings are calculated by taking 10% of the combined company's tree trimming costs and 10% of Washington and Amber's other contractor costs.


KEY ASSUMPTIONS:

[] Existing contractors use or potential mix relatively consistent due to proximity of service territory




OPEN POINTS:

[] Monroe's contract services costs are high relative to Amber and Washington, primarily due to temporary plant contractor level increases.


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  FUEL TRANSPORTATION

WASHINGTON POSITION:

[] Washington relies exclusively on low BTU coal from Wyoming and Montana
[] 5 MM tons are shipped on the BN and about 2.5 MM tons are shipped on the CNW system
[] Rail contracts extend through 1999

AMBER POSITION:

[] 500,000 tons of low BTU coal are shipped over the BN; contract expires in 1998
[] 50,000 tons of medium BTU coal are from Colorado or Southern Pacific
[] These contracts expire in 1998




RATIONALE FOR SAVINGS:

[] Significant increase in leverage after existing contracts expire
[] Greater purchasing power available to extend to all companies for volumes not under contracts and for volumes in which contracts have expired

BASIS FOR CALCULATION:

[] After 1998, Amber's 500,000 tons over the BN expires;
   therefore, $2/ton BN savings gives $1 MM per year savings from 1999 onward exclude savings from current renegotiation efforts.
[] 25 CENTS/ton savings on Washington's CNW contract, which expires in 1999, give $625K reduction from 2000 onward
[] Monroe's BGS volumes, not under contract, receive savings of 25 CENTS/ton for $375 K savings per year. Also, two CNW contracts are expiring in 1997, therefore, 50 CENTS/ton savings were taken on each, yielding a $400 K and $250 K per year savings from 1998 onward


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MONROE POSITION:

[] Rules exclusively on low BTU coal from Wyoming and Montana
[] 4.5 MM tons shipped to BGS and OGS over BN (3 MM tons have contracts through or after 2001 and 1.5 MM tons do not have long-term contracts) [] 1 MM+ tons shipped under CNW contract expire at the end of 1998


SAVINGS ($000):                    1997  1997-2006
                                   ----  ---------

[] Capital                           $0         $0
[] O&M - Expense                   $375    $21,975
[] O&M - Revenue Requirements      $  0    $     0
                                   ----    -------
[] O&M - Total                     $375    $21,975

KEY ASSUMPTIONS:

[] $2/ton BN savings for Amber BN volumes
[] 25 CENTS/ton savings for Washington's BN volumes and Monroe's
   BGS volumes
[] Washington's purchasing power can be extended to Monroe's CNW contracts
[] No procurement and inventory savings because supply diversity is not enhanced and increased volumes don't indicate lower price procurement costs would result


OPEN POINTS:

[] None



Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  CAPACITY DEFERRAL

WASHINGTON POSITION:

[] Planned addition of 83 Mw CT in 1998
[] Further CT additions in 2001, 2003 and 2005




AMBER POSITION:

[] Surplus capacity until purchases expire in 2001
[] Surplus begins at 185 Mw in 1997 and diminishes to 122 Mw in 2000
[] Surplus can be used to offset Washington and Monroe deficits

MONROE POSITION:

[] Minor capacity deficits in 1997 to 2000
[] Significant capacity deficits from 2000 forward
[] No planned resource additions





RATIONALE FOR SAVINGS:

[] Apply Amber surplus to Washington/Monroe deficit
[] Reduce combined capacity requirement to reflect diversity benefit of approximately 100 Mw

BASIS FOR CALCULATION:

[] Permanent elimination of one 83 Mw peaker in 1998
[] Avoided short-term purchase of 17 Mw, 76 Mw, 55 Mw and 140 Mw in
   1997 to 2000 as Amber surplus is used
[] Ongoing avoided short-term purchases of approximately 20 Mw per year



KEY ASSUMPTIONS:

[] Washington and Monroe would cover capacity deficits stand-alone
[] Savings are from bid capacity purchases, not construction
[] Amber CT construction costs of $350/kw
[] Short-term purchase costs of $25/kw/year escalating at 7% annually
[] Peak load diversity of 1.8%


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----




SAVINGS ($000):                  1997  1997-2006
                                 ----  ---------

[] Capital                         $0         $0
[] O&M - Expense                 $425    $54,832
[] O&M - Revenue Requirements    $  0    $     0
                                 ----    -------
[] O&M - Total                   $425    $54,832


OPEN POINTS:
[] None


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  JOINT DISPATCH

WASHINGTON POSITION:

[] Approx. 2,195 MW of Capacity (assumes addition of two gas turbines at SFDL, similar to SFDL #3, and no long-term firm purchases), with variable costs per MWh ranging from $10-$155 Capacity Average = $24.16; Generation Average = $14.70
[] Summer Peak of 2,002 MW and Winter Peak of 1,787 MW

AMBER POSITION:

[] Approx. 1,300 MW of Capacity (including 280 MW of long-term firm purchases), with variable costs per MWh ranging from $8-$82
   Capacity Average = $31.56; Generation Average = $13.82
[] Summer Peak of 932 MW and Winter Peak of 768 MW


RATIONALE FOR SAVINGS:

[] Joint dispatch of all three systems would allow for lowest combined system incremental cost per MWh to be dispatched based on interconnection capabilities
[] Savings represent the differential between stand-alone incremental generation costs and merged incremental costs (i.e. lambda differential)


BASIS FOR CALCULATION:

[] Using 1994 load and plant data for each company, 36 sample days were selected to be run through a simulated hourly dispatch (via a proprietary dispatch model) on both stand-alone and combined bases
[] Using standard deviation analysis, a distribution curve was generated to extrapolate a full year based on the sample results


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MONROE POSITION:

[] Approx. 2,000 MW of Capacity (including 276 MW of long-term firm purchases), with variable costs per MWh ranging from $9-$70.42
   Capacity Average  = $28.82; Generation  Average = $11.48
[] Summer Peak of 1,773 MW and Winter Peak of 1,519 MW








SAVINGS ($000):                   1997   1997-2006
                                  ----   ---------

[] Capital                          $0          $0
[] O&M - Expense                $5,402     $81,014
[] O&M - Revenue Requirements   $    0     $     0
                                ------     -------
[] O&M - Total                  $5,402     $81,014


KEY ASSUMPTIONS:

[] The model relies primarily on data available from FERC Forms 1 and 714, with adjustments as provided by the companies
[] Assumed construction of 150 MW Nelson Dewey to East Dubuque interconnection built by end of 1998 (dispatch savings offset by 15% annual fixed charge on $6.3 million capital investment - already removed from savings figure) instead of wheeling through Dairyland (as in 1997 and 1998)
[] Only long-term firm purchases were included in the dispatch
[] No per-plant emissions costs were included
[] Outage rates were constrained by a 3% minimum and 20% maximum


OPEN POINTS:

[] Potential impacts of market forces (i.e. short-term non-firm purchases);
   combined dispatch savings may already be capturable on the short-term economy market;
[] Historical data may not be a good proxy for future operation of generation, particularly for plants which were not dispatched much in the historical year;


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS AREA:  GAS SUPPLY

WASHINGTON POSITION:

[] Maintains long-term firm transportation with Northern Natural Gas
   NSP/Viking, and ANR Pipeline Company. Gas is procured (29,733 MDth) from over 50 suppliers with contracts staggered through 2003.
   An additional 8,536 MDth is transported for other parties.
   Also maintains contract storage of 94 MDth/day with ANR and Northern.

AMBER POSITION:

[] Maintains long-term firm transportation with Northern Natural Gas and Natural Gas Pipeline Company. Gas is procured (8,794 MDth) from 10 suppliers. An additional 24,499 MDth is transported for other parties. Owns 1,224,000 gallons (19,100 Mcf/day) of LPG storage at its Albert Lea, Clinton, and Mason City sites for peaking use.

MONROE POSITION:

[] Maintains long-term firm transportation with Northern Natural Gas, Natural
   Gas Pipeline Company, and ANR Pipeline Company.  Gas is procured (29,320
   MDth) from 9 suppliers through a combination of base load and no-notice contracts staggered through 2003. An additional 8867 MDth is transported for other parties. Owns 276,500 gallons (6,800 Mcf/day) of LPG storage at Grinnell, Burlington, and Washington for peaking use. Also maintains contract storage of 105MDth with ANR, NNG, and NGPL.

RATIONALE FOR SAVINGS:

[] Cost savings result from the maximization of underutilized assets, smoothing of seasonal volumes, economies of scale with gas suppliers, reduction of reserve margins, and elimination of redundant contracts.

BASIS FOR CALCULATION:

[] Gas supply savings were calculated based on savings identified in similar merger transactions. Savings due to decontracting, reducing margins, and stabilizing loads were added to savings from purchasing economies to determine total savings.


KEY ASSUMPTIONS:

[] Size of combined firm warrants reductions in margins and underutilized assets.

[] Similar peak periods could result in more stable combined loads.

[] Negotiation with transporters and suppliers


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----




SAVINGS ($000):                     1997  1997 - 2006
                                    ----  -----------

[] Capital                            $0           $0
[] O&M - Expense                  $4,478      $53,000
[] O&M - Revenue Requirements     $    0      $     0
                                  ------      -------
[] O&M - Total                    $4,478      $53,000

OPEN POINTS:

[] None


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


SAVINGS AREA:  COSTS TO ACHIEVE

WASHINGTON POSITION:

[] Not applicable


AMBER POSITION:

[] Not applicable


MONROE POSITION:

[] Not applicable


RATIONALE FOR SAVINGS:

[] Merger savings in some instances require a certain level of out of pocket expense to be achieved.


BASIS FOR CALCULATION:

[] Number of personnel for voluntary separation equals total number of reductions less 1% attrition in areas affected by reduction.
[] Voluntary separation - phased in over three years. $7.64MM in 1997, $5.49MM in 1998 and $12.19MM in 1999. Assumes 40 early retirements at $100K, with remaining reductions through voluntary separation. Voluntary separation packages includes nine months' pay with medical benefits over the same time period.
[] Relocation - $7.41MM incurred in 1997. Assumes 10% of corporate and administrative personnel of combined company will be relocated at a cost of $40,000 per employee.
[] Transition cost - $2MM in 1997 for external assistance to facilitate integration of individual entities.
[] Systems consolidation/telecommunications - $17MM in 1997-1998 to integrate phone, data, facsimile communications and write-off of redundant systems and digitize Ambers infrastructure..
[] Facilities integration - $2.0MM in 1997 includes filed office and corporate facility closure costs.


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----



SAVINGS ($000):                     1997  1997-2006
                                    ----  ---------

[] Capital                            $0         $0
[] O&M - Expense                 $34,217    $78,397
[] O&M - Revenue Requirements    $     0    $     0
                                 -------    -------
[] O&M - Total                   $34,217    $78,397




[] Internal/External Communication - $2.0MM  to educate customers, employees regarding  combination
[] D&O tail coverage - $0.67MM, or 1.5 times annual D&O premium of
   Monroe and Amber's in 1997
[] Transaction costs - $10MM bankers fees, $2MM legal fees -
   amortized over four years.
[] Travel - Mobile transmission crews - $1MM in 1997-2006

KEY ASSUMPTIONS:

[] Reductions will occur through attrition, controlled hiring, early retirement and voluntary separation programs

[] One percent non-retirement attrition rates for all three companies

OPEN POINTS:

[] None


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


WASHINGTON STAFFING ADJUSTMENTS

- ---------------------------------------------------------------------------------------------------
                                                       WASHINGTON     STAND-ALONE      ADJUSTED
STAFFING BY FUNCTIONAL AREA                              TOTAL         PRE-MERGER     WASHINGTON
                                                                      INITIATIVES        TOTAL
- ---------------------------------------------------------------------------------------------------

Customer Service/Marketing                                     418        ---                  418

Human Resources                                                 44        ---                   44

Finance/Accounting                                              65        ---                   65

Information Services                                           126        ---                  126

External Relations                                              10        ---                   10

Legal                                                            2        ---                    2

Administrative & Support                                       187        ---                  187

Executive Management                                            18        ---                   18


Power Supply & Production                                      485        ---                  485

Electric Transmission & Distribution                           661        ---                  661

Electric System Technical Support                               88        ---                   88


Gas Transmission & Distribution                                199        ---                  199

Gas Operations                                                  20        ---                   20


TOTAL                                                        2,323        ---                2,323


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


AMBER STAFFING ADJUSTMENTS



- ---------------------------------------------------------------------------------------------------
                                                         AMBER        STAND-ALONE      ADJUSTED
STAFFING BY FUNCTIONAL AREA                              TOTAL         PRE-MERGER     AMBER TOTAL
                                                                      INITIATIVES
- ---------------------------------------------------------------------------------------------------

Customer Service/Marketing                                     168         14                  154

Human Resources                                                 15        ---                   15

Finance/Accounting                                              45        ---                   45

Information Services                                            27        ---                   27

External Relations                                               3        ---                    3

Legal                                                            3        ---                    3

Administrative & Support                                        65        ---                   65

Executive Management                                            14        ---                   14


Power Supply & Production                                      156        ---                  156

Electric Transmission & Distribution                           365         3                   362

Electric System Technical Support                               23        ---                   23


Gas Transmission & Distribution                                 78        ---                   78

Gas Operations                                                   4        ---                    4


TOTAL                                                          966         17                  949


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MONROE STAFFING ADJUSTMENTS


- ---------------------------------------------------------------------------------------------------
                                                         MONROE       STAND-ALONE      ADJUSTED
STAFFING BY FUNCTIONAL AREA                              TOTAL         PRE-MERGER    MONROE TOTAL
                                                                      INITIATIVES
- ---------------------------------------------------------------------------------------------------

Customer Service/Marketing                                     316         36                  280

Human Resources                                                 39        ---                   39

Finance/Accounting                                              95         18                   77

Information Services                                            79        ---                   79

External Relations                                               3        ---                    3

Legal                                                           15         4                    11

Administrative & Support                                       148        ---                  148

Executive Management                                            19        ---                   19


Power Supply & Production                                      928        135                  793

Electric Transmission & Distribution                           638        158                  480

Electric System Technical Support                               75        ---                   75


Gas Transmission & Distribution                                137        ---                  137

Gas Operations                                                  15        ---                   15


TOTAL                                                        2,507        351                2,156


Deloitte & Touche Consulting
                  Group
                  ----------

        PROJECT MONROE
 --------------------------
 BOARD OF DIRECTORS MEETING

                           Privileged and Confidential - For Internal Use Only
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                                         -----
                               SYNERGIES SUMMARY                         Draft
                                                                         -----


MERGER REDUCTIONS


- --------------------------------------------------------------------------------------------------------------
                              WASHINGTON    AMBER       MONROE     OVERALL     M&A     REDUCTION   NEWCO TOTAL
        STAFFING BY            ADJUSTED    ADJUSTED    ADJUSTED    ADJUSTED   REDUC-    AS % OF
      FUNCTIONAL AREA           TOTAL       TOTAL       TOTAL       TOTAL      TION     FUNCTION
- --------------------------------------------------------------------------------------------------------------

Customer Service/Marketing       418         154         280         852       123          14.4%      729

Human Resources                   44          15          39          98        40          40.8%      58

Finance/Accounting                65          45          77         187        43          23.0%      144

Information Services             126          27          79         232        32          13.8%      200

External Relations                10          3           3           16        4           25.0%      12

Legal                             2           3           11          16        4           25.0%      12

Administrative & Support         187          65         148         400        64          16.0%      336

Executive Management              18          14          19          51        19          37.3%      32


Power Supply & Production        485         156         793        1,434       40           2.8%     1,394

Electric Transmission &          661         362         480        1,503      129           8.6%     1,374
Distribution

Electric System Technical         88          23          75         186        49          26.3%      137
Support


Gas Transmission &               199          78         137         414        51          12.3%      363
Distribution

Gas Operations                    20          4           15          39        11          28.2%      28

TOTAL                           2,323        949        2,156       5,428      609          11.2%     4,819


Deloitte & Touche Consulting
                  Group
                  ----------

                                                    Deloitte & Touche Consulting
                                                                           Group




PROJECT AMBER

Board of Directors Meeting

November 7, 1995







          Washington               Amber               Monroe






















Deloitte Touche                                    Privileged and Confidential -
Tohmatsu                                                 For Internal Use Only
International

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                              OVERVIEW OF SYNERGIES



                                Merger Synergies
                                   Categories

Corporate and                                                  Capacity Deferral
Support Labor

     Corporate Programs                      Fuel Transportation

          Nonfuel Purchasing            Joint Dispatch
          Economies

                                   Gas Supply
















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                              OVERVIEW OF SYNERGIES


                                        Quantification Approach
                              ------------------------------------

                              Direct         Transaction
Savings Area                  Analysis       Comparison   Judgment
- ------------                  ------------------------------------

Corporate and Support Labor      X                __          __

Corporate Programs               X                __          __

Nonfuel Purchasing Economies     __               X           __

Gas Supply                       __               __          X

Joint Dispatch                   X                __          __

Fuel Transportation              __               X           __

Capacity Deferral                X                __          __



                                        X Primary   __ Secondary






Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                              OVERVIEW OF SYNERGIES


                                  Merger Costs
                                   Categories


Employee Programs                                              Transaction Costs

     Systems Consolidation                        Transition Costs

          Infrastructure                     Internal/External
                                             Communications



















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Synergies Assumptions

- --   Projection period 1997-2006

- --   "As-is" industry model with flexibility for subsequent disaggregation

- --   Full integration of corporate and support functions

- --   Early preparation for and pursuit of nonlabor cost savings at closure

- --   Position reductions occurring over three years

- --   Costs to achieve savings incurred over first three years for separation programs

- --   Attrition, controlled hiring and voluntary separation programs for position reductions

- --   Conservative quantification approach for merger-related savings areas








Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting
                                                                  ------------
                                                                  Illustrative
                           POTENTIAL SYNERGIES SUMMARY            ------------

Operating Structure - Registered Holding Company

                                      NewCo

                                                         Corporate
Nonregulated   Washington   Amber     Monroe             Services

Business  Generation  Transmission  Delivery  Retail  Legal
Units                                                 Human Resources
               Technical Support                      Communications
                                                      Marketing                Corporate
                                                      Purchasing               Support
                                                      Financing & Accounting
                                                      Information Services
                                                      Rates & Regulatory
                                                      Affairs
                                                      Support Services

          Materials  Trans-    Engineer-   Construc-
          Manage-    porta-    ing         tion
          ment and   tion      Services    Services
          Stores     Services  and
                               Support

                         Main-     Customer
                         tenance   Services
                         Services

     State Offices       External Affairs







Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                   (Aggregate)

SAVINGS BEFORE COSTS TO ACHIEVE                          SAVINGS DISTRIBUTION(1)
1997-2006 TOTAL ($ MILLIONS)

[Set forth here are charts which summarize total savings before costs to achieve, total savings distribution, and net savings after costs to achieve over the 1997-2006 period. A bar chart on the left side of the page contains one bar for each year from 1997 to 2006, representing annual savings before costs to achieve. The annual amounts are as follows, in millions of dollars: 1997: $31; 1998: $49; 1999: $71; 2000: $80; 2001: $81; 2002: $85; 2003: $89; 2004: $94;
2005: $98; 2006: $101. A pie chart on the right side of the page depicts the distribution of total savings among seven categories of savings, as follows: labor savings: 45%; corporate & administrative program savings: 20%; nonfuel purchasing economies: 8%; gas supply savings: 7%; joint dispatch savings: 10%; capacity deferral savings: 7%; fuel transportation savings: 3%. The chart on the lower left side of the page summarizes the ten-year total savings from 1997-2006, as follows (in millions of dollars): gross savings of $779; costs to achieve of $78; net savings of $701.]

(1)  Savings distribution percentages exclude costs to achieve








Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                 (By Component)

[Set forth here is a chart which summarizes overall 1997-2006 savings by component in nominal dollars. The progressive bar chart depicts ten-year savings, by component, as follows (in millions of dollars): labor savings: $353; corporate & administrative program savings: $155; nonfuel purchasing economies:
$60; gas supply savings: $53; fuel transportation savings: $22; capacity deferral savings: $55; joint dispatch savings: $81; unquantified financing savings; gross merger savings: $779; less costs to achieve: $78; net merger savings: $701.]




















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY
                                 (By Component)

[Set forth here is a chart which summarizes overall 1997-2006 corporate programs savings by component in nominal dollars. The progressive bar chart depicts ten-year savings, by component, as follows (in millions of dollars): A&G overhead savings: $10; association dues and memberships savings: $3; benefits savings:
$9; insurance savings: $20; information services savings: $76; professional services savings: $27; shareholder services savings: $10; total corporate programs savings: $155.]





















Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Costs to Achieve
($ Thousands)

                        1997    1998     1999     2000    2001-2006   Total
                        ----    ----     ----     ----    ---------   -----


Separation Costs       $7,644  $5,486  $12,194   $   0    $   0     $25,324

Systems Consolidation   8,500   8,500        0       0        0      17,000

Facilities Integration  2,000       0        0       0        0       2,000

Relocation              7,408       0        0       0        0       7,408

Travel- Mobile
  Transmission Crews    1,000   1,000    1,000   1,000    6,000      10,000

Internal/External
  Communications        2,000       0        0       0        0       2,000

Transition Costs        2,000       0        0       0        0       2,000

Transaction Costs(1)    3,000   3,000    3,000   3,000        0      12,000

Directors and Officers
  Liability Tail
  Coverage                665       0         0      0        0         665
                        -----   -----    ------  -----    -----      ------


Total Costs to
  Achieve             $34,217 $17,986   $16,194 $4,000   $6,000     $78,397
                      ------- -------   ------- ------   ------     -------
                      ------- -------   ------- ------   ------     -------


(1)  Amortized over four years




Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only
PROJECT AMBER
- --------------------------
Board of Directors Meeting

                           POTENTIAL SYNERGIES SUMMARY
COMPARISON TO OTHER TRANSACTIONS

[Set forth here are charts which compare savings in the IES/IPC/WPL proposed transaction to other announced savings estimates in the utility industry in three areas: position reductions, nonfuel operating and maintenance savings in year 5 after transaction closure, and fuel savings in year 5 after transaction closure. Position reductions are compared on the basis of position reductions as a percentage of total company pre-merger employees. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated position reductions as follows: CE/TE: 3.4%; PPL/UPL: 11.5%; NU/PSNH:
0.9%; SCE/SDGE: 5.1%; KCPL/KGE: 5.5%; KPL/KGE: 6.6%; IPC/IPS: 5.8%; ETR/GSU: not applicable; CGE/PSI: 4.2%; IPL/PSI: 9.6%; IEL&P/IS: not applicable; CSW/EPE:
2.6%; WWP/SPR: 8.5%; MWR/IIGE: 6.0%; NSP/WEC: 10.1%; UE/CIPS: 3.4%; PSCo/SPS:
8.8%; PECO/PPL: 9.5%; BGE/PEPCO: 11.0%; PSPL/WEC: 8.7%; IES/IPC/WPL: 11.2%.  The
low position reductions across the previously announced transactions, excluding IES/IPC/WPL, is 0.9%, the average is 6.7%, and the high is 11.5%.

Nonfuel operating and maintenance savings are compared on the basis of year 5 savings as a percentage of total combined nonfuel expense in year 5 after transaction closure. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated nonfuel operating and maintenance savings as follows: CE/TE: 6.2%; PPL/UPL: 5.9%; NU/PSNH: 1.7%; SCE/SDGE: 5.2%; KCPL/KGE: 4.2%; KPL/KGE: 6.9%; IPC/IPS: 6.1%; ETR/GSU: 4.2%;
CGE/PSI: 7.2%; IPL/PSI: 13.1%; IEL&P/IS: 4.1%; CSW/EPE: 2.3%; WWP/SPR: 10.1%;
MWR/IIGE: 5.2%; NSP/WEC: 15.3%; UE/CIPS: 5.4%; PSCo/SPS: 5.0%; PECO/PPL: 9.9%;
BGE/PEPCO: 14.3%; PSPL/WEC: 9.4%; IES/IPC/WPL: 9.2%. The low nonfuel operating and maintenance savings across the previously announced transactions, excluding IES/IPC/WPL, is 0.7%, the average is 7.2%, and the high is 15.3%.

Fuel savings are compared on the basis of year 5 savings as a percentage of total combined fuel expense in year 5 after transaction closure. The IES/IPC/WPL transaction is compared to twenty previously announced transactions, with estimated fuel savings as follows: CE/TE: 2.4%; PPL/UPL: 8.6%; NU/PSNH:
1.0%; SCE/SDGE: 0.1%; KCPL/KGE: 4.6%; KPL/KGE: 2.1%; IPC/IPS: 0.5%; ETR/GSU:
3.4%; CGE/PSI: 1.0%; IPL/PSI: 0.0%; IEL&P/IS: 4.1%; CSW/EPE: 0.1%; WWP/SPR:
0.1%; MWR/IIGE: 0.2%; NSP/WEC: 1.7%; UE/CIPS: 1.7%; PSCo/SPS: 3.8%; PECO/PPL:
0.3%; BGE/PEPCO: 0.0%; PSPL/WEC: 0.0%; IES/IPC/WPL: 2.3%. The low fuel savings across the previously announced transactions, excluding IES/IPC/WPL, is 0.0%, the average is 1.8%, and the high is 8.6%.

The sources for these comparisons are regulatory filings and Deloitte & Touche analysis.]

Deloitte & Touche Consulting
Group

                             Privileged and Confidential - For Internal Use Only


PROJECT AMBER
- --------------------------
Board of Directors Meeting


                           POTENTIAL SYNERGIES SUMMARY

Transaction Comparison

[Set forth here are charts which compare savings in the IES/IPC/WPL proposed transaction to the low, average and high estimates of savings in the eight most recent announced transactions in the utility industry in three areas: position reductions, nonfuel operating and maintenance savings in year 5 after transaction closure, and fuel savings in year 5 after transaction closure. Position reductions are compared on the basis of position reductions as a percentage of total company pre-merger employees. The low position reductions across the eight most recent announced transactions, excluding IES/IPC/WPL, is 3.4%, the average is 8.2%, and the high is 11.0%. IES/IPC/WPL savings are estimated to be 11.2%.

Nonfuel operating and maintenance savings are compared on the basis of year 5 savings as a percentage of total combined nonfuel expense in year 5 after transaction closure. The low nonfuel operating and maintenance savings across the eight most recent announced transactions, excluding IES/IPC/WPL, is 5.0%, the average is 9.4%, and the high is 15.3%. IES/IPC/WPL savings are estimated to be 9.2%.

Fuel savings are compared on the basis of year 5 savings as a percentage of total combined fuel expense in year 5 after transaction closure. The low fuel savings across the eight most recent announced transactions, excluding IES/IPC/WPL, is 0.0%, the average is 1.1%, and the high is 3.8%. IES/IPC/WPL savings are estimated to be 2.3%.]





Deloitte & Touche Consulting
Group